                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between PRICE SAYERS, INC., a Louisiana corporation (hereinafter referred to as the "Seller"), and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment."

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for such Leases.

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, above described, by and between Purchaser and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of Four Thousand Five Hundred Dollars ($4,500.00) which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale


PURCHASE AND SALE AGREEMENT - PAGE 2
of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular properties (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the


PURCHASE AND SALE AGREEMENT - PAGE 3
                  period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO


PURCHASE AND SALE AGREEMENT - PAGE 4

         TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE
         IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY
         PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the


PURCHASE AND SALE AGREEMENT - PAGE 5
                  allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

         If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary


PURCHASE AND SALE AGREEMENT - PAGE 6
         contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) Seller is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement;
         (iii) Seller possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) the Parties executing this Agreement as Shareholders are all of the Shareholders, officers, and directors of Seller, and by their execution adopt and approve the terms of this Agreement.

                  (b) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing), nor will the same cause Seller to be in violation of their Articles of Incorporation or Bylaws, as the case may be, or any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (c) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (d) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (e) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (f) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (g) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."



PURCHASE AND SALE AGREEMENT - PAGE 7

                  (h) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (i) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (j) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (k) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (l) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

                  (m) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (n) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (o) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (p) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (q) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (r) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice


PURCHASE AND SALE AGREEMENT - PAGE 8
         hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (s) There are no tax partnerships affecting any of the Property.

                  (t) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (u) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (v) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (w) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

                  (x) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (y) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (z) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (aa) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (bb) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (cc) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.



PURCHASE AND SALE AGREEMENT - PAGE 9

                  (dd) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (ee) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas;
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.


PURCHASE AND SALE AGREEMENT - PAGE 10

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and



PURCHASE AND SALE AGREEMENT - PAGE 11

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement) less the Escrow Deposit; and

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

           SELLER:                                     PURCHASER:

           Price Sayers, Inc.                          Corrida Resources, Inc.
           1802 Captain Shreve Drive                   Suite 380, Lock Box 31
           Shreveport, Louisiana 71105                 3500 Oak Lawn Avenue
           Attn:    Charles E. Price, Jr.              Dallas, Texas 75219-4398
                    President                          Attn.:   Edward Munden
           Telephone:  ______________                           President
           Facsimile:  ______________                  Telephone:  214-521-9959
                                                       Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.



PURCHASE AND SALE AGREEMENT - PAGE 12

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such


PURCHASE AND SALE AGREEMENT - PAGE 13
information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

         19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         20. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;



PURCHASE AND SALE AGREEMENT - PAGE 14

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.






PURCHASE AND SALE AGREEMENT - PAGE 15

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                             SELLER:

                                       PRICE SAYERS, INC.


___________________________            By:     ______________________________
                                               CHARLES E. PRICE, JR., PRESIDENT

___________________________

                                                PURCHASER:

                                                CORRIDA RESOURCES, INC.,
                                                a Nevada corporation


___________________________            By:     ______________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

___________________________

                                                SHAREHOLDERS:


___________________________            ____________________________________
                                                (Signature)

___________________________            ____________________________________
                                                (Printed Name)



___________________________            ____________________________________
                                                (Signature)

___________________________            ____________________________________
                                                (Printed Name)


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF ________________

         On this the 5th day of February, 1997, before me appeared CHARLES E. PRICE, JR., to me personally known, who, being duly sworn, did say that he is the President of PRICE SAYERS, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that CHARLES E. PRICE, JR., acknowledged said instrument to be the free act and deed of such corporation.


                                               _________________________________
                                               Notary Public, State of Louisiana





PURCHASE AND SALE AGREEMENT - PAGE 16

STATE OF LOUISIANA
PARISH OF ________________

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF ________________

         On this the 5th day of February, 1997, before me appeared _____________________________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF ________________

         On this the 5th day of February, 1997, before me appeared _____________________________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana



PURCHASE AND SALE AGREEMENT - PAGE 17

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between I. P. THOMAS, joined herein by his wife, MARY ELLEN THOMAS, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of One Thousand Five Hundred Thirty Dollars ($1,530.00), which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in


PURCHASE AND SALE AGREEMENT - PAGE 2
         the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b)  The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other


PURCHASE AND SALE AGREEMENT - PAGE 3
                  agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited


PURCHASE AND SALE AGREEMENT - PAGE 4
         to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;



PURCHASE AND SALE AGREEMENT - PAGE 5

                  If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may
         (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.



PURCHASE AND SALE AGREEMENT - PAGE 6

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

                  (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.



PURCHASE AND SALE AGREEMENT - PAGE 7

                  (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

                  (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (r) There are no tax partnerships affecting any of the Property.

                  (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and


PURCHASE AND SALE AGREEMENT - PAGE 8
         effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

                  (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

                  (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the


PURCHASE AND SALE AGREEMENT - PAGE 9

         Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada;
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.


PURCHASE AND SALE AGREEMENT - PAGE 10

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:




PURCHASE AND SALE AGREEMENT - PAGE 11

SELLER:                                              PURCHASER:

I. P. Thomas and Mary Ellen Thomas                   Corrida Resources, Inc.
366 Silverbell Parkway                               Suite 380, Lock Box 31
Lafayette, Louisiana 70508-4130                      3500 Oak Lawn Avenue
Telephone:  ______________                           Dallas, Texas 75219-4398
Facsimile:  ______________                           Attn.:   Edward Munden
                                                              President
                                                     Telephone:  214-521-9959
                                                     Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.



PURCHASE AND SALE AGREEMENT - PAGE 12

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the


PURCHASE AND SALE AGREEMENT - PAGE 13
subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

         19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         20. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned


PURCHASE AND SALE AGREEMENT - PAGE 14
         prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                      SELLER:



------------------------------------            --------------------------------
                                                I. P. THOMAS

------------------------------------



------------------------------------            --------------------------------
                                                MARY ELLEN THOMAS

------------------------------------







PURCHASE AND SALE AGREEMENT - PAGE 15

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:__________________________________
                                              ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared I. P. THOMAS, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared MARY ELLEN THOMAS, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.

                                               ________________________________
                                               Notary Public, State of Texas



PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between MILLDALE BAPTIST CHURCH, of Zachary, Louisiana (hereinafter referred to as the "Seller"), and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment."

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $30,000.00 payable as follows:

                  (a) The sum of $30,000.00, which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at a mutually agreeable location, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular properties (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment"), and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:


PURCHASE AND SALE AGREEMENT - PAGE 2

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally


PURCHASE AND SALE AGREEMENT - PAGE 3
         accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

                  (b) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.


PURCHASE AND SALE AGREEMENT - PAGE 4

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) Seller is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) Seller possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing), nor will the same cause Seller to be in violation of their Articles of Incorporation or Bylaws, as the case may be, or any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (c) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (d) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (e) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (f) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (g) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

                  (h) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (i) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.



PURCHASE AND SALE AGREEMENT - PAGE 5

                  (j) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (k) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (l) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

                  (m) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (n) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (o) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (p) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (q) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (r) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (s) There are no tax partnerships affecting any of the Property.

                  (t) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.



PURCHASE AND SALE AGREEMENT - PAGE 6

                  (u) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (v) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (w) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

                  (x) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (y) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (z) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (aa) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (bb) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (cc) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

                  (dd) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (ee) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or


PURCHASE AND SALE AGREEMENT - PAGE 7
         are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.



PURCHASE AND SALE AGREEMENT - PAGE 8

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who, if any, are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement) less the Escrow Deposit; and



PURCHASE AND SALE AGREEMENT - PAGE 9

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

    SELLER:                                     PURCHASER:

    Milldale Baptist Church                     Corrida Resources, Inc.
    ________________________                    Suite 380, Lock Box 31
    Zachary, Louisiana 70791                    3500 Oak Lawn Avenue
                                                Dallas, Texas 75219-4398
                                                Attn.:   Edward Munden
    Telephone:  ______________                           President
    Facsimile:  ______________                  Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of any records, if any, which Seller may have relating to the Property.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.



PURCHASE AND SALE AGREEMENT - PAGE 10

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing


PURCHASE AND SALE AGREEMENT - PAGE 11
         and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter


PURCHASE AND SALE AGREEMENT - PAGE 12
         insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                SELLER:

                                          MILLDALE BAPTIST CHURCH


____________________________________      By: ______________________________


____________________________________      __________________________________
                                          Printed Name and Title

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:______________________________
                                             ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared _______________________, to me personally known, who, being duly sworn, did say that he/she is the ____________ of MILLDALE BAPTIST CHURCH, of Zachary, Louisiana, and that the foregoing instrument was signed by him/her on behalf of such entity, with necessary authority, and that ________________________ acknowledged said instrument to be the free act and deed of such entity.


                                               _________________________________
                                               Notary Public, State of Louisiana






PURCHASE AND SALE AGREEMENT - PAGE 13

STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                              Notary Public, State of Louisiana




PURCHASE AND SALE AGREEMENT - PAGE 14

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between JAMES P. ROBERTSON, joined herein by his wife, FRANCES LEONARD ROBERTSON, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title


PURCHASE AND SALE AGREEMENT - PAGE 1
curative documents); contracts, correspondence, originals or copies of geological, geophysical, and seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $297,600.00, payable as follows:

                  (a) The sum of $297,600.00, which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller


PURCHASE AND SALE AGREEMENT - PAGE 2
         shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;



PURCHASE AND SALE AGREEMENT - PAGE 3

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those


PURCHASE AND SALE AGREEMENT - PAGE 4
         inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

                  If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may
         (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price


PURCHASE AND SALE AGREEMENT - PAGE 5
         for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All


PURCHASE AND SALE AGREEMENT - PAGE 6
         documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

                  (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.



PURCHASE AND SALE AGREEMENT - PAGE 7

                  (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (r) There are no tax partnerships affecting any of the Property.

                  (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.



PURCHASE AND SALE AGREEMENT - PAGE 8

                  (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

                  (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term


PURCHASE AND SALE AGREEMENT - PAGE 9
         defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks


PURCHASE AND SALE AGREEMENT - PAGE 10
         to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:







PURCHASE AND SALE AGREEMENT - PAGE 11

   SELLER:                                    PURCHASER:

   James P. Robertson and                     Corrida Resources, Inc.
   Frances Leonard Robertson                  Suite 380, Lock Box 31
   21375 Chaney Road                          3500 Oak Lawn Avenue
   Zachary, Louisiana 70791                   Dallas, Texas 75219-4398
   Telephone:  ______________                 Attn.:   Edward Munden
   Facsimile:  ______________                          President
                                              Telephone:  214-521-9959
                                              Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.



PURCHASE AND SALE AGREEMENT - PAGE 12

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the


PURCHASE AND SALE AGREEMENT - PAGE 13
subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

         19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         20. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned


PURCHASE AND SALE AGREEMENT - PAGE 14
         prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                  SELLER:



____________________________________        ____________________________________
                                            JAMES P. ROBERTSON

____________________________________



____________________________________        ____________________________________
                                            FRANCES LEONARD ROBERTSON

____________________________________







PURCHASE AND SALE AGREEMENT - PAGE 15

                                        PURCHASER:

                                        CORRIDA RESOURCES, INC.,
                                        a Nevada corporation


____________________________________    By: __________________________________
                                             ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared JAMES P. ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                             _________________________________
                                             Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared FRANCES LEONARD ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                             _________________________________
                                             Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.

                                             _________________________________
                                             Notary Public, State of Louisiana




PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between IVAN D. CARLSON, joined herein by his wife, JACKIE GALIMORE CARLSON, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $327,600.00, payable as follows:

                  (a) The sum of $327,600.00, which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production


PURCHASE AND SALE AGREEMENT - PAGE 2
         and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;



PURCHASE AND SALE AGREEMENT - PAGE 3

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those


PURCHASE AND SALE AGREEMENT - PAGE 4
         inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

                  If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may
         (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price


PURCHASE AND SALE AGREEMENT - PAGE 5
         for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All


PURCHASE AND SALE AGREEMENT - PAGE 6
         documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

                  (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.



PURCHASE AND SALE AGREEMENT - PAGE 7

                  (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (r) There are no tax partnerships affecting any of the Property.

                  (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.



PURCHASE AND SALE AGREEMENT - PAGE 8

                  (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

                  (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term


PURCHASE AND SALE AGREEMENT - PAGE 9
         defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas;
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks


PURCHASE AND SALE AGREEMENT - PAGE 10
         to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:







PURCHASE AND SALE AGREEMENT - PAGE 11

     SELLER:                                    PURCHASER:

     Ivan D. Carlson and                        Corrida Resources, Inc.
     Jackie Galimore Carlson                    Suite 380, Lock Box 31
     22595 Tucker Road                          3500 Oak Lawn Avenue
     Zachary, Louisiana 70791                   Dallas, Texas 75219-4398
     Telephone:  ______________                 Attn.:   Edward Munden
     Facsimile:  ______________                          President
                                                Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.



PURCHASE AND SALE AGREEMENT - PAGE 12

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the


PURCHASE AND SALE AGREEMENT - PAGE 13
subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

         19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         20. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned


PURCHASE AND SALE AGREEMENT - PAGE 14
         prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                  SELLER:



____________________________________        ____________________________________
                                            IVAN D. CARLSON

____________________________________



____________________________________        ____________________________________
                                            JACKIE GALIMORE CARLSON

____________________________________







PURCHASE AND SALE AGREEMENT - PAGE 15

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:_________________________________
                                             ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared IVAN D. CARLSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared JACKIE GALIMORE CARLSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                               _________________________________
                                               Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                               _________________________________
                                               Notary Public, State of Louisiana




PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between VENTURE INVESTMENTS, INC., a Louisiana corporation (hereinafter referred to as the "Seller"), and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

      WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

      I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

      II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

      III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment."

      IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

      V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

      VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

      VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

      The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

      Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for such Leases.

      WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, above described, by and between Purchaser and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

      2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $97,388.00, payable as follows:

            (a) The sum of $97,388.00, which shall be paid at Closing.

      All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

      The Purchase Price shall be subject to adjustment as hereinafter provided.

      3. Closing and Effective Date.

            (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular properties (the "Effective Date").

            (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale


PURCHASE AND SALE AGREEMENT - PAGE 2
      which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

      4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

            (a) The Purchase Price shall be increased by the following:

                  (1) the value of all merchantable allowable oil or other
            liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                  (2) the amount of all reasonable expenditures made in
            connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                  (3) an amount equal to all prepaid expenses, attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                  (4) any other amount agreed upon by Purchaser and Seller.

            (b) The Purchase Price shall be decreased by the following:

                  (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                  (2) an amount equal to all unpaid ad valorem, property,
            production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;


PURCHASE AND SALE AGREEMENT - PAGE 3

                  (3) any amounts received by Seller (whether prior to or
            subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                  (4) any reduction in the value of the share of the Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                  (5) any other amount agreed upon by Purchaser and Seller.

            (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

            (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

            (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

            (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

            (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

      5. Property Conditions, Title Review, Property Information, and Casualty Losses.

            (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its


PURCHASE AND SALE AGREEMENT - PAGE 4
      authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

            (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

            (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                  (1) The Purchase Price shall be allocated among the various
            Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                  (2) If the Defect is that Seller's Net Revenue Interest
            ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."


PURCHASE AND SALE AGREEMENT - PAGE 5

                  (3) If the Defect is a lien, encumbrance, or other charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

      If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

            (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                  (1) Any material encumbrance, lien, mortgage, breach of
            representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                  (2) Seller's NRI in any Property is less than the NRI for such
            Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

            (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

            (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event


PURCHASE AND SALE AGREEMENT - PAGE 6

      Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

      6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

            (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) Seller is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) Seller possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) the Parties executing this Agreement as Shareholders are all of the Shareholders, officers, and directors of Seller, and by their execution adopt and approve the terms of this Agreement.

            (b) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing), nor will the same cause Seller to be in violation of their Articles of Incorporation or Bylaws, as the case may be, or any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

            (c) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

            (d) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

            (e) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

            (f) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

            (g) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

            (h) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.


PURCHASE AND SALE AGREEMENT - PAGE 7

            (i) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

            (j) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

            (k) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

            (l) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

            (m) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

            (n) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

            (o) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

            (p) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

            (q) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

            (r) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

            (s) There are no tax partnerships affecting any of the Property.


PURCHASE AND SALE AGREEMENT - PAGE 8

            (t) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

            (u) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

            (v) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

            (w) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

            (x) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

            (y) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

            (z) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

            (aa) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

            (bb) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

            (cc) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

            (dd) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.


PURCHASE AND SALE AGREEMENT - PAGE 9

            (ee) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

      7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

            (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

            (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

            (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

            (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

            (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

            (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser


PURCHASE AND SALE AGREEMENT - PAGE 10
      agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

      8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

            (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

            (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

            (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

            (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

            (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

            (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

      9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

            (a) The Assignment, duly executed and acknowledged by Seller;

            (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

            (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

            (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

            (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

            (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

            (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.


PURCHASE AND SALE AGREEMENT - PAGE 11

      10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

            (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement) less the Escrow Deposit; and

            (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

      11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

            SELLER:                             PURCHASER:

            Price Sayers, Inc.                  Corrida Resources, Inc.
            1802 Captain Shreve Drive           Suite 380, Lock Box 31
            Shreveport, Louisiana 71105         3500 Oak Lawn Avenue
            Attn: Charles E. Price, Jr.         Dallas, Texas 75219-4398
                  President                     Attn.:Edward Munden
            Telephone:  ______________                President
            Facsimile:  ______________          Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

      12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

      13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

      14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.


PURCHASE AND SALE AGREEMENT - PAGE 12

      15. Indemnification by Seller.

            (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

            (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

            (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

            (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

      16. Indemnification by Purchaser.

            (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

            (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

            (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

            (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

      17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and


PURCHASE AND SALE AGREEMENT - PAGE 13
shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

      18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

      19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

      20. Miscellaneous.

            (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

            (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

            (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

            (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

            (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior


PURCHASE AND SALE AGREEMENT - PAGE 14
      written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

            (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

            (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

            (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

            (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

            (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

            (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

            (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

            (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

            (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

            (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.


PURCHASE AND SALE AGREEMENT - PAGE 15

      EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                SELLER:

                                          VENTURE INVESTMENTS, INC.


____________________________________      By:  ______________________________
                                               LOUIS P. ROBERTSON, PRESIDENT

____________________________________

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:  ______________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________

                                          SHAREHOLDERS:


____________________________________      ____________________________________
                                          (Signature)

____________________________________      ____________________________________
                                          (Printed Name)



____________________________________      ____________________________________
                                          (Signature)

____________________________________      ____________________________________
                                          (Printed Name)


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared LOUIS P. ROBERTSON, to me personally known, who, being duly sworn, did say that he is the President of VENTURE INVESTMENTS, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that LOUIS P. ROBERTSON, acknowledged said instrument to be the free act and deed of such corporation.


                                    _________________________________________
                                    Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 16

STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                    _________________________________________
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared Louis P. Robertson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.


                                    _________________________________________
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF ________________

      On this the ______ day of February, 1997, before me appeared _____________________________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.


                                    __________________________________________
                                    Notary Public, State of Texas


PURCHASE AND SALE AGREEMENT - PAGE 17

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between MELVIN ADAMS, joined herein by his wife, NELLIE A. ADAMS, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

      WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

      I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

      II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

      III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

      IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

      V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

      VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

      VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

      The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

      WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

      2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $32,614.00, payable as follows:

            (a) The sum of $32,614.00, which shall be paid at Closing.

      All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

      The Purchase Price shall be subject to adjustment as hereinafter provided.

      3. Closing and Effective Date.

            (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

            (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production


PURCHASE AND SALE AGREEMENT - PAGE 2
      and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

      4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

            (a) The Purchase Price shall be increased by the following:

                  (1) the value of all merchantable allowable oil or other
            liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                  (2) the amount of all reasonable expenditures made in
            connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                  (3) an amount equal to all prepaid expenses, attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                  (4) any other amount agreed upon by Purchaser and Seller.

            (b) The Purchase Price shall be decreased by the following:

                  (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                  (2) an amount equal to all unpaid ad valorem, property,
            production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                  (3) any amounts received by Seller (whether prior to or
            subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;


PURCHASE AND SALE AGREEMENT - PAGE 3

                  (4) any reduction in the value of the share of the Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                  (5) any other amount agreed upon by Purchaser and Seller.

            (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

            (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

            (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

            (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

            (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

      5. Property Conditions, Title Review, Property Information, and Casualty Losses.

            (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those


PURCHASE AND SALE AGREEMENT - PAGE 4
      inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

            (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

            (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                  (1) The Purchase Price shall be allocated among the various
            Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                  (2) If the Defect is that Seller's Net Revenue Interest
            ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                  (3) If the Defect is a lien, encumbrance, or other charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

            If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price


PURCHASE AND SALE AGREEMENT - PAGE 5
      for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

            (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                  (1) Any material encumbrance, lien, mortgage, breach of
            representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                  (2) Seller's NRI in any Property is less than the NRI for such
            Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

            (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

            (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

      6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

            (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All


PURCHASE AND SALE AGREEMENT - PAGE 6
      documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

            (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

            (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

            (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

            (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

            (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

            (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

            (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

            (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

            (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

            (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.


PURCHASE AND SALE AGREEMENT - PAGE 7

            (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

            (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

            (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

            (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

            (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

            (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

            (r) There are no tax partnerships affecting any of the Property.

            (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

            (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

            (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

            (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.


PURCHASE AND SALE AGREEMENT - PAGE 8

            (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

            (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

            (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

            (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

            (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

            (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

            (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

            (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term


PURCHASE AND SALE AGREEMENT - PAGE 9
      defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

      7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

            (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas; (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

            (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

            (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

            (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

            (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

            (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

      8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

            (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

            (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

            (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks


PURCHASE AND SALE AGREEMENT - PAGE 10
      to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

            (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

            (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

            (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

      9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

            (a) The Assignment, duly executed and acknowledged by Seller;

            (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

            (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

            (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

            (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

            (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

            (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

      10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

            (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

            (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

      11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:


PURCHASE AND SALE AGREEMENT - PAGE 11

            SELLER:                             PURCHASER:

            Melvin Adams and                    Corrida Resources, Inc.
            Nellie A. Adams                     Suite 380, Lock Box 31
            40253 Macedonia Road                3500 Oak Lawn Avenue
            Hammond, Louisiana 70403            Dallas, Texas 75219-4398
            Telephone:  ______________          Attn.:Edward Munden
            Facsimile:  ______________                President
                                                Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

      12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

      13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

      14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

      15. Indemnification by Seller.

            (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

            (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

            (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.


PURCHASE AND SALE AGREEMENT - PAGE 12

            (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

            (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

      16. Indemnification by Purchaser.

            (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

            (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

            (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

            (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

      17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

      18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the


PURCHASE AND SALE AGREEMENT - PAGE 13
subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

      19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

      20. Miscellaneous.

            (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

            (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

            (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

            (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

            (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

            (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

            (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

            (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

            (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned


PURCHASE AND SALE AGREEMENT - PAGE 14
      prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

            (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

            (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

            (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

            (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

            (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

            (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

      EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                SELLER:



____________________________________      ______________________________________
                                          MELVIN ADAMS

____________________________________



____________________________________      ______________________________________
                                          NELLIE A. ADAMS

____________________________________



PURCHASE AND SALE AGREEMENT - PAGE 15

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:  ______________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared MELVIN ADAMS, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                            ____________________________________
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared NELLIE A. ADAMS, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                            ____________________________________
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                            ____________________________________
                                            Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between CAPITAL ENERGY, INC., a Louisiana corporation (hereinafter referred to as the "Seller"), and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

      WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

      I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

      II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

      III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment."

      IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

      V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

      VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and


PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

      VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

      The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

      Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for such Leases.

      WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, above described, by and between Purchaser and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

      2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $162,829.00, payable as follows:

            (a) The sum of $162,829.00, which shall be paid at Closing.

      All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

      The Purchase Price shall be subject to adjustment as hereinafter provided.

      3. Closing and Effective Date.

            (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular properties (the "Effective Date").

            (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale


PURCHASE AND SALE AGREEMENT - PAGE 2
      which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

      4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

            (a) The Purchase Price shall be increased by the following:

                  (1) the value of all merchantable allowable oil or other
            liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                  (2) the amount of all reasonable expenditures made in
            connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                  (3) an amount equal to all prepaid expenses, attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                  (4) any other amount agreed upon by Purchaser and Seller.

            (b) The Purchase Price shall be decreased by the following:

                  (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                  (2) an amount equal to all unpaid ad valorem, property,
            production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;


PURCHASE AND SALE AGREEMENT - PAGE 3

                  (3) any amounts received by Seller (whether prior to or
            subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                  (4) any reduction in the value of the share of the Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                  (5) any other amount agreed upon by Purchaser and Seller.

            (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

            (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

            (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

            (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

            (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

      5. Property Conditions, Title Review, Property Information, and Casualty Losses.

            (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its


PURCHASE AND SALE AGREEMENT - PAGE 4
      authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

            (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

            (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                  (1) The Purchase Price shall be allocated among the various
            Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                  (2) If the Defect is that Seller's Net Revenue Interest
            ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."


PURCHASE AND SALE AGREEMENT - PAGE 5

                  (3) If the Defect is a lien, encumbrance, or other charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

      If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

            (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                  (1) Any material encumbrance, lien, mortgage, breach of
            representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                  (2) Seller's NRI in any Property is less than the NRI for such
            Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

            (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

            (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event


PURCHASE AND SALE AGREEMENT - PAGE 6

      Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

      6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

            (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) Seller is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) Seller possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) David Robertson, Johnny Robertson, Milland Robertson, Dillard Robertson, Tommy Dale Robertson, and Myrtis C. Robertson are all of the Shareholders of Seller, and have adopted and approved the sale and conveyance hereunder.

            (b) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing), nor will the same cause Seller to be in violation of their Articles of Incorporation or Bylaws, as the case may be, or any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

            (c) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

            (d) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

            (e) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

            (f) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

            (g) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

            (h) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.


PURCHASE AND SALE AGREEMENT - PAGE 7

            (i) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

            (j) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

            (k) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

            (l) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

            (m) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

            (n) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

            (o) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

            (p) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

            (q) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

            (r) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

            (s) There are no tax partnerships affecting any of the Property.


PURCHASE AND SALE AGREEMENT - PAGE 8

            (t) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

            (u) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

            (v) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

            (w) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

            (x) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

            (y) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

            (z) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

            (aa) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

            (bb) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

            (cc) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

            (dd) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.


PURCHASE AND SALE AGREEMENT - PAGE 9

            (ee) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

      7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

            (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas; (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

            (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

            (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

            (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

            (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

            (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser


PURCHASE AND SALE AGREEMENT - PAGE 10
      agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

      8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

            (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

            (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

            (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

            (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

            (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

            (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

      9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

            (a) The Assignment, duly executed and acknowledged by Seller;

            (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

            (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

            (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

            (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

            (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

            (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.


PURCHASE AND SALE AGREEMENT - PAGE 11

      10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

            (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement) less the Escrow Deposit; and

            (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

      11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

            SELLER:                             PURCHASER:

            Capital Energy, Inc.                Corrida Resources, Inc.
            12369 A Robertson Road              Suite 380, Lock Box 31
            Tickfaw, Louisiana 71466            3500 Oak Lawn Avenue
            Attn: Myrtis C. Robertson           Dallas, Texas 75219-4398
                  President                     Attn.:Edward Munden
            Telephone:  ______________                President
            Facsimile:  ______________          Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

      12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

      13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

      14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.


PURCHASE AND SALE AGREEMENT - PAGE 12

      15. Indemnification by Seller.

            (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

            (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

            (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

            (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

      16. Indemnification by Purchaser.

            (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

            (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

            (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

            (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

      17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and


PURCHASE AND SALE AGREEMENT - PAGE 13
shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

      18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

      19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

      20. Miscellaneous.

            (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

            (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

            (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

            (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

            (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior


PURCHASE AND SALE AGREEMENT - PAGE 14
      written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

            (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

            (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

            (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

            (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

            (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

            (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

            (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

            (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

            (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

            (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.


PURCHASE AND SALE AGREEMENT - PAGE 15

      EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                SELLER:

                                          CAPITAL ENERGY, INC.


____________________________________      By:   ______________________________
                                                MYRTIS C. ROBERTSON, PRESIDENT

____________________________________

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:  ______________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared MYRTIS C. ROBERTSON, to me personally known, who, being duly sworn, did say that she is the President of CAPITAL ENERGY, INC., a Louisiana corporation, and that the foregoing instrument was signed by her on behalf of such entity, with necessary authority, and that MYRTIS C. ROBERTSON acknowledged said instrument to be the free act and deed of such corporation.


                                    ____________________________________________
                                    Notary Public, State of Texas



STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                    ____________________________________________
                                    Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between ALBERT N. ROBERTSON, joined herein by his wife, PATRICIA TATE ROBERTSON, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and

PURCHASE AND SALE AGREEMENT - PAGE 1
seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $10,573.00, payable as follows:

                  (a) The sum of $10,573.00, which shall be paid at Closing.

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production

PURCHASE AND SALE AGREEMENT - PAGE 2
         and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

PURCHASE AND SALE AGREEMENT - PAGE 3

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those

PURCHASE AND SALE AGREEMENT - PAGE 4
         inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

                  If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may
         (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price

PURCHASE AND SALE AGREEMENT - PAGE 5
         for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All

PURCHASE AND SALE AGREEMENT - PAGE 6
         documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

                  (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

PURCHASE AND SALE AGREEMENT - PAGE 7

                  (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (r) There are no tax partnerships affecting any of the Property.

                  (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

PURCHASE AND SALE AGREEMENT - PAGE 8

                  (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

                  (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

                  (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

                  (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term

PURCHASE AND SALE AGREEMENT - PAGE 9
         defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

         7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada;
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks

PURCHASE AND SALE AGREEMENT - PAGE 10
         to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

                  (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

PURCHASE AND SALE AGREEMENT - PAGE 11

         SELLER:                             PURCHASER:

         Albert N. Robertson and             Corrida Resources, Inc.
         Patricia Tate Robertson             Suite 380, Lock Box 31
         48337 Stafford Road                 3500 Oak Lawn Avenue
         Tickfaw, Louisiana 70466            Dallas, Texas 75219-4398
         Telephone:  ______________          Attn.:   Edward Munden
         Facsimile:  ______________                   President
                                             Telephone:  214-521-9959
                                             Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

PURCHASE AND SALE AGREEMENT - PAGE 12

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

         16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements.

PURCHASE AND SALE AGREEMENT - PAGE 13

Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement.

         19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         20. Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

PURCHASE AND SALE AGREEMENT - PAGE 14

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                  SELLER:



------------------------------------        ------------------------------------
                                            ALBERT N. ROBERTSON

------------------------------------



------------------------------------        ------------------------------------
                                            PATRICIA TATE ROBERTSON

------------------------------------

PURCHASE AND SALE AGREEMENT - PAGE 15

                                            PURCHASER:

                                            CORRIDA RESOURCES, INC.,
                                            a Nevada corporation


------------------------------------        By:
                                              ---------------------------------
                                              ROBERT P. LINDSAY, VICE PRESIDENT

------------------------------------


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ALBERT N. ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                            -----------------------------------
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared PATRICIA TATE ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                            -----------------------------------
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                            -----------------------------------
                                            Notary Public, State of Louisiana

PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between ROBERTSON'S OIL & GAS, INC., a Louisiana corporation (hereinafter sometimes called "ROG") and PELICAN OIL FIELD SERVICES, INC., a Louisiana corporation (who is hereinafter sometimes called "Pelican") and ALLEN K. ROBERTSON, dealing herein with his separate property (all of whom are hereinafter collectively referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

         WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

         I. The Leases and Units. Subject to the reservations and exceptions set forth in Paragraphs 24, 25 and 26 below, all of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

         II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

         III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells, disposal systems, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment." The Equipment includes, but is not limited to, those items listed in Exhibit "B";

         IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

         V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (I) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

PURCHASE AND SALE AGREEMENT - PAGE 1

         VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

         VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

         Less and except the reservations set forth in Paragraphs 24, 25 and 26 below, the Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous, referenced in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

         WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Allen K. Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in and to the Property, this Agreement supersedes and replaces the letter of intent.

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

         1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

         2. Purchase Price. The "Purchase Price" payable by Seller for the Property shall be subparagraphs (a) through (d) as follows:

                  (a) $397,656.00, payable at Closing;

                  (b) 189,720 shares of the common stock of Queen Sand Resources, Inc., a Delaware corporation ("QSR"), who is the parent corporation of Queen Sand Resources, Inc., a Nevada corporation, who is in turn the parent corporation of Purchaser (the "QSR Shares"), which shares are to be issued at Closing to Allen K. Robertson. At Closing Purchaser shall cause to be delivered to Seller an instruction letter from QSR to its transfer agent which authorizes the issuance of the QSR Shares to Allen K. Robertson.

                  (c) A promissory note (the "First Note") in the principal sum of $375,000.00, payable by Purchaser to Seller, the principal of which note, unless and to the extent earlier paid upon the installment demands of Seller, as hereinafter provided in Paragraph 17 below, or unless and to the extent converted into common shares of QSR, as hereinafter provided in Paragraph 18 below, shall be paid in three years from the date of Closing under this Agreement. The note shall bear no interest during the first two years of the note, and shall bear interest thereafter, as also provided in Paragraph 17 below. The note shall be in the form attached hereto as Exhibit "C-1."

                  (d) A promissory note (the "Second Note") in the principal sum of $75,000.00, payable by Purchaser to Seller, the principal of which note, unless and to the extent earlier paid upon the demand of Seller, shall be paid in one hundred and eighty days (180) from the

PURCHASE AND SALE AGREEMENT - PAGE 2
         date of Closing under this Agreement. The note shall bear no interest. The note shall permit Seller to demand payment, after notice, after ninety days from date of Closing. The note shall be in the form attached hereto as Exhibit "C-2."

         All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

         The cash of subparagraph 2(a) above of $275,000, and the promissory note of subparagraph 2(d) above, will be paid to Pelican in consideration for its interest in the Leases described in Exhibit "A" under the headings "East Fork Field."

         The Purchase Price shall be subject to adjustment as hereinafter provided.

         3. Closing and Effective Date.

                  (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

                  (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "D," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

         4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

                  (a) The Purchase Price shall be increased by the following:

                           (1) the value of all merchantable allowable oil or
                  other liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                           (2) the amount of all reasonable expenditures made in
                  connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                           (3) an amount equal to all prepaid expenses,
                  attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

PURCHASE AND SALE AGREEMENT - PAGE 3

                           (4) any other amount agreed upon by Purchaser and
                  Seller.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the amount of any proceeds from the sale of
                  Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                           (2) an amount equal to all unpaid ad valorem,
                  property, production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                           (3) any amounts received by Seller (whether prior to
                  or subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                           (4) any reduction in the value of the share of the
                  Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                           (5) any other amount agreed upon by Purchaser and
                  Seller.

                  (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

                  (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

                  (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

                  (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters

PURCHASE AND SALE AGREEMENT - PAGE 4
         in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

                  (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

         5. Property Conditions, Title Review, Property Information, and Casualty Losses.

                  (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded property.

                  (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property, and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

                  (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give

PURCHASE AND SALE AGREEMENT - PAGE 5
         written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                           (1) The Purchase Price shall be allocated among the
                  various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                           (2) If the Defect is that Seller's Net Revenue
                  Interest ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                           (3) If the Defect is a lien, encumbrance, or other
                  charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property.

         If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

                  (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                           (1) Any material encumbrance, lien, mortgage, breach
                  of representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties; and

                           (2) Seller's NRI in any Property is less than the NRI
                  for such Property which is set forth in Exhibit "A," or Seller's gross working interest ("WI") in any Property is less than the working interest shown in Exhibit "A," or Seller's WI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property.

                  (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the purchase to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for the particular property.

PURCHASE AND SALE AGREEMENT - PAGE 6

                  (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure, or cause to be cured, any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

         6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

                  (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

                  (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property, or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments on the Property which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

                  (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

                  (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

                  (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

                  (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

PURCHASE AND SALE AGREEMENT - PAGE 7

                  (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

                  (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

                  (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

                  (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

                  (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to such properties.

                  (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

                  (m) Except as may be set forth in Exhibit "A" attached hereto, there are no restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

                  (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

                  (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

                  (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

                  (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, or (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice

PURCHASE AND SALE AGREEMENT - PAGE 8
         hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

                  (r) There are no tax partnerships affecting any of the Property.

                  (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

                  (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

                  (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

                  (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

                  (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

                  (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

                  (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

                  (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller. Sellers do disclose that, in a separate account in the name of Hawkeye Drilling Company, there are undistributed royalty monies for production having occurred in the Waskom Field Leases covering lands located in Harrison County, Texas.

                  (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that are shut-in and/or unplugged which are not presently producing, or which are not presently being utilized in disposal or injection operations.

                  (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

PURCHASE AND SALE AGREEMENT - PAGE 9

                  (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

                  (dd) Environmental Current Status. To the best of Seller's knowledge, the Property, and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property, and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                  (ee) Pelican is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) Pelican is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) Pelican possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) Allen K. Robertson is the sole shareholder of Pelican, and he owns said stock as his separate property.

                  (ff) ROG is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) ROG is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) ROG possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) Allen K. Robertson is the sole shareholder, and he owns said stock as his separate property.

                  (gg) All information and data provided to Purchaser concerning the Property is true and correct to the best of Seller's information, knowledge, and belief;

                  (hh) Allen K. Robertson warrants and represents that he is

                           (1) a natural person whose individual net worth, or
                  joint net worth with his spouse which at this time exceeds $1,000,000.00; or

                           (2) a natural person who had an individual income in
                  excess of $200,000.00 in each of the two most recent years or joint income with his spouse in

PURCHASE AND SALE AGREEMENT - PAGE 10
                  excess of $300,000.00 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         Allen K. Robertson represents and agrees that (i) his acquisition of QSR Shares will not be made with a view toward the "distribution" of such shares, as defined in the securities Act of 1933, as amended (the "1933 Act");
(ii) such shares may not be transferred or hypothecated unless, in the opinion of counsel to the corporation, such transfer or hypothecation would be in compliance with the registration provisions of the 1933 Act or pursuant to an exemption therefrom; and (iii) Allen K. Robertson agrees to sign an agreement to such effect at the time of Closing and agrees that the certificate for the shares so acquired may be inscribed with a legend to ensure compliance with the 1933 Act. Allen K. Robertson understands that the shares will not, subject to Paragraph 22 below, be registered under the 1933 Act, or under the laws of any jurisdiction. Allen K. Robertson, himself, or through his advisers, is sophisticated and experienced in financial business and investment matters, and as a result, the Seller is in a position to evaluate the merits and risks of an investment in Queen Sand Resources, Inc., a Delaware corporation.

         7. Purchasers Representations and Warranties. Purchaser represents and warrants to Seller that:

                  (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada;
         (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and
         (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

                  (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

                  (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

                  (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

                  (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

                  (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

         8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

                  (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and

PURCHASE AND SALE AGREEMENT - PAGE 11
         as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

                  (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

                  (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                  (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

                  (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

                  (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

         9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

                  (a) The Assignment, duly executed and acknowledged by Seller;

                  (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

                  (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

                  (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

                  (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

                  (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser;

                  (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser;

                  (h) Deliver to Purchaser a counterpart copy of the Subscription Agreement, executed by Seller and/or the party receiving the QSR Shares, covering the QSR Shares; and

                  (i) Deliver to Purchaser the forms, properly executed by Sellers, required by the regulatory agencies of the respective states in which are located the leased premises of the Leases, necessary to effect the transfer of operations of the Operated Properties (as defined in Paragraph 23 below) from ROG to Northland Operating Company. In the manner set forth in Paragraph 23(c) below, such forms relating to Leases covering lands in the State of Mississippi shall not be dated; and

PURCHASE AND SALE AGREEMENT - PAGE 12

         10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

                  (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement).

                  (b) Deliver to Allen K. Robertson a counterpart copy of the Subscription Agreement, executed by Queen Sand Resources, Inc. covering the QSR Shares, along with the instruction letter to the transfer agent, Continental Stock Transfer & Trust Co., authorizing and directing the delivery of the QSR Shares to Allen K. Robertson;

                  (c) Deliver to Seller the fully executed promissory note described in Paragraph 2(c) above;

                  (d) Deliver to Seller fully executed Mortgages, Financing Statements and Security Agreements described in Paragraph 21 below;

                  (e) Deliver to Seller a fully executed Limited Guaranty and Security Agreement described in Paragraph 21 below, and deliver the stock of Purchaser in the manner provided in such agreement;

                  (f) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

         11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

           SELLER:                                  PURCHASER:

           Robertson's Oil & Gas, Inc.,             Corrida Resources, Inc.
           Pelican Oil Field Services, Inc.,        Suite 380, Lock Box 31
           and Allen K. Robertson                          3500 Oak Lawn Avenue
           1310 Jeff Davis                          Dallas, Texas 75219-4398
           Hammond, Louisiana                       Attn.:   Edward Munden
           Telephone:  504-345-8001                 President
           Facsimile:  504-542-7546                 Telephone:  214-521-9959
                                                    Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

         12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

         13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called

PURCHASE AND SALE AGREEMENT - PAGE 13
the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. Without limiting the foregoing obligation of Seller to timely pay, Purchaser shall have the right to offset its obligation under the Notes by any sums which may be due and owing by Seller to Purchaser under Paragraph 4 and this Paragraph 13.

         14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

         15. Indemnification by Seller.

                  (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

                  (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

                  (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

                  (e) The provisions of subparagraph (a) through (e) above of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

                  16. Indemnification by Purchaser.

                  (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

                  (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

                  (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

                  (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall

PURCHASE AND SALE AGREEMENT - PAGE 14
         indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

                  (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

         17. Principal on First Note; Right to Demand Installments of Principal.

                  (a) The First Note shall not bear interest for the first two years of the Note.

                  (b) Interest on the First Note for the third year of the First
         Note is payable in shares of common stock of QSR and shall be paid on maturity date of the Note. Such number of shares of QSR common stock to be delivered at maturity date of the First Note shall be determined as follows:

                           (1) multiplying the principal outstanding on the
                  First Note during the third year of the First Note at a rate of nine percent (9%) per annum; and

                           (2) dividing such product by the conversion rate per
                  share which shall be equal to seventy-five percent of the average closing bid price per share, as reported by NASDAQ, for the thirty day period immediately preceding maturity date; and

                           (3) any fractional share shall be rounded up to a
                  full share.

                  (c) Every six month period commencing one hundred and eighty days following date of Closing the Seller may demand payment of one-fifth (1/5th) of the principal of the First Note. Any such demand shall be in writing. Payment shall be made at the later of (i) the end of such sixth month period, or (ii) on the sixtieth day after Purchaser's receipt of Seller's written notice. If during any six month period Seller does not elect to demand an installment payment of principal, then the right to demand an installment payment of principal for such period shall be carried forward for one six month period only. In this regard, Seller may demand in a future six month period the installment payment which Seller could have demanded in the immediately prior six month period; provided, however, (i) Seller shall deliver to Purchaser one hundred and twenty days written demand for payment in connection with any installment demand relating to a prior six month period, and (ii) payment by Purchaser of the installment of principal relating to such prior six month period shall be made at the time payment is to be made by Purchaser of an installment of principal for the then current six month period.

                  (d) All shares of QSR stock to be issued under the terms of the First Note are to be issued to Allen K. Robertson.

         18. Conversion of the First Note into Shares of QSR.

                  (a) One year and one day from Date of Closing, Seller can convert all or any portion of the First Note into shares of common stock of QSR. Each such conversion shall not less than one hundred thousand (100,000) shares of QSR. Each such conversion shall occur on the fifteen days written notice delivered to Purchaser by Seller. The basis of conversion shall be at the price determined by multiplying seventy-five percent times the average closing bid price, reported by NASDAQ, for the thirty days immediately preceding the fifteenth day following Purchaser's receipt of the conversion notice. Any fractional share shall be rounded up to a full share.

                  (b) Any principal of the First Note which may be converted to shares of QSR shall nevertheless be considered as outstanding for purposes of determining the shares of QSR which are to be delivered as interest, pursuant to subparagraph (a) immediately above. The Seller is therefore to receive the full third year interest on any converted principal, notwithstanding when Seller exercises his conversion election. In the event of any

PURCHASE AND SALE AGREEMENT - PAGE 15
         conversion of principal, the interest in QSR shares on such converted principal shall be paid on paid on maturity date.

         19. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "E" attached hereto (the "Other Purchase and Sale Agreements"). Such other agreements may cover the interest, if any, of such other parties in and to some or all of the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchaser and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under the Other Purchase and Sale Agreement, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. In the event Seller may have any claim or interest in and to the property rights and interests which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the such property rights and interests which are the subject of the Other Purchase and Sale Agreements, above described.

         20. Security for the Notes.

                  (a) The Note shall be secured by mortgages, financing statement and security agreement, which are compatible with the laws of the state in which are located the secured premises, containing terms mutually agreed upon by Seller and Purchaser, covering (i) all property rights and interests acquired by Purchaser under this Agreement, and
         (ii) all property and interests acquired by Purchaser under the Other Purchase and Sale Agreements, and (iii) all other property rights and interests owned by Purchaser. Such property rights and interests shall not be encumbered by any other lien holders. At closing Purchaser shall execute and deliver to Seller all such mortgages, financing statements and security agreements.

                  (b) By a limited non-recourse guaranty, the Notes shall be guaranteed by QSR to the extent and only to the extent of a security interest granted by QSR to Seller in and to all of the stock of Purchaser, all of which stock is owned by QSR. At closing QSR shall execute a Limited Nonrecourse Guaranty and Security Agreement, containing mutually agreeable terms, covering and pertaining to the security interest granted by QSR in all of the issued and outstanding stock of Purchaser, and QSR shall deliver all of the issued and outstanding stock of Purchaser to the Custodian pursuant to terms of such agreement. Save and except for the pledge of all of the issued and outstanding stock of Purchaser, the guaranty of QSR shall be without recourse to QSR. Specifically, the Seller shall have no recourse against QSR, other than the security interest in the stock of Purchaser, for any of the indebtedness under the Note.

         21. Unregistered Securities; Share Restrictions; Certain Registration Rights.

                  (a) Seller acknowledges that all shares of common stock of QSR acquired pursuant to this Agreement, or acquired upon conversion of all or any portion of the First Note, or acquired as interest on the Note, except as further provided in this paragraph, will not be registered under the Securities Act of 1933 as amended (the "Securities Act") or qualified under applicable state securities law and that the transferability thereof is restricted by the registration provisions of the Securities Act as well as such state laws. Based upon the representation and agreements being made by it herein, such shares will be issued under this Agreement, and on conversions under the Note, pursuant to an exemption from such registration provided by Section 4(2) of the Securities Act and applicable state securities law qualification exemptions. The Seller represents that it is, and shall, acquire such shares for its own account, for investment purposes only, and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring, or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring, or disposing of them upon full compliance with all applicable provisions of the Securities Act, the Securities and Exchange Act of 1934 as amended, the Rules and Regulations promulgated by the United States Securities and Exchange Commission thereunder, and any applicable state securities laws. The Seller further understands and

PURCHASE AND SALE AGREEMENT - PAGE 16
         agrees that (i) the securities may be sold only if they are subsequently registered under the Securities Act and qualified under any applicable state securities laws or, in the opinion of counsel acceptable to the Purchaser, an exemption from such registration and qualification is available; (ii) except as otherwise provided for herein, the Purchaser will be under no obligation to register or qualify the said shares or effect compliance with any exemption from such registration or qualification; and (iii) any routine sales of securities made in reliance upon Rule 144 promulgated by the Commission can be made only in the amounts set forth in and pursuant to the other terms and conditions of that Rule.

                  (b) The Seller agrees that each certificate representing any shares of QSR acquired by Seller under this Agreement, and under the Note, will bear on its face a legend in substantially the following form:

                           These securities have not been registered under the
                  Securities Act of 1933 or qualified under any state securities laws. They may not be sold or transferred in the absence of an effective registration statement under that Act or qualification under applicable state securities laws without an opinion of counsel satisfactory to the Company that such registration and qualification are not required.

                  (c) Upon the request of Purchaser, at Closing, a Subscription Agreement shall be executed in counterpart copy by QSR and Allen K. Robertson, being the party receiving the QSR Shares. Further, prior to the delivery of by QSR shares, as a consequence of interest on the Note, or as a consequence of the conversion of the Note, a Subscription Agreement shall be executed in counterpart copy by Seller and QSR.

                  (d) On a best efforts basis, Purchaser will cause Queen Sand Resources, Inc., to proceed with the actual preparation and filing, within one hundred eighty (180) days of the date of Closing, of a registration statement under the Securities and Exchange Act of 1933 as amended in connection with the proposed offer and sale of any of its securities, and to cause all of the QSR Shares issued pursuant to this Agreement to be included in such registration statement, and to attempt to have the QSR Shares to be so registered, all to the extent requisite to permit the sale or other disposition by Purchaser of the QSR Shares. All expenses relating to such registration allocable to the QSR Shares issued pursuant to this Agreement will be borne by Purchaser. In the event prior to the attempt to so register securities QSR has delivered to Seller shares of QSR as a consequence of conversion or conversions of all or any part of the Note, or as interest on the Note, then such additional shares shall be included in the attempted registration.

                  (e) Upon the purchase and closing under the Other Purchase and Sale Agreements, which are described in Paragraph 20 above, some of the other sellers under such other agreements may receive, as part of the consideration to them under their respective agreements, shares of the common stock of QSR. All shares of QSR to be received by Seller under this Agreement, including shares which may be received by conversion of the Note and which may be received as interest on the Note, and all shares which may be received by the sellers under the Other Purchase and Sale Agreements, and as a consequence of conversion or interest under any promissory notes delivered under the Other Purchase and Sale Agreements, when sold in compliance with all other restrictions herein contained, or when sold under any future registration of said shares, may be sold through the public market only on the basis of 10,000 shares in the aggregate being sold within every ninety-day period. Any sales through the public market of any such shares of QSR which exceed 10,000 shares within a ninety day period shall be deemed void. QSR shall have full right and authority to refuse any requested transfer of the certificates of such shares, to the extent the transfers exceed 10,000 shares within a particular ninety day period. The first ninety day period will commence upon the first day that any of said shares become free trading in the public market.

         At closing under their respective agreements, Seller and the various other sellers who receive shares of the common stock of QSR shall execute counterpart copies of a stock restriction agreement, which document shall recite the restriction on transfers contained in this paragraph. Such

PURCHASE AND SALE AGREEMENT - PAGE 17
separate stock restriction agreement will thereupon supersede and replace the restrictions contained in this paragraph, and the similar restrictions contained in the Other Purchase and Sale Agreements..

         22. Operations. The properties described in the attached Exhibit "A" under the headings"East Fork Field," and "SW East Fork Field" are operated by ROG. All of such properties are hereinafter referred to as the "Operated Properties". Regarding operations, the Parties agree as follows:

                  (a) Effective upon Closing ROG shall resign as operator of any of the oil and gas properties acquired by Purchaser which are located in the states of Texas and Louisiana which are operated by such resigning company. At Closing there shall be delivered to Purchaser, duly executed by ROG the appropriate forms required by applicable state regulatory authority, which shall be effective to transfer operations of such properties to Northland Operating Company, who is Purchaser's designated operator.

                  (b) ROG shall continue to operate the Operated Properties for a period not greater than one hundred and eighty days, until Purchaser should elect to cancel and terminate such operations by ROG, which election to terminate is a matter in the sole and absolute discretion of Purchaser. It is the intention of the parties that Purchaser shall not cancel and terminate the operations of ROG of such Operated Properties until such time that Northland Operating Company has become authorized to conduct business in the state of Mississippi, and has been approved as an operator in the State of Mississippi by the governing regulatory authority. Any such election by Purchaser to cancel and terminate the operations of ROG shall be deemed a resignation by ROG of its operations. During the period of time that ROG continues to operate the Operated Properties located in the State of Mississippi, ROG shall received as compensation the fees payable to the Operator under the current operation agreements covering the particular properties.

                  (c) At Closing there shall be delivered to Purchaser a form of the regulatory authority in the State of Mississippi governing oil and gas operations for each of the Operated Properties located in the State of Mississippi, duly executed by ROG for the transfer of operations. The transferee operator shall not be completed in such forms, and the date of transfer of operations shall not be completed in such forms. By its signatures hereto, ROG and Seller hereby irrevocably appoint Robert
         P. Lindsay, or any other individual designated of Purchaser, as the agent and attorney in-fact for ROG (i) to complete such forms with the transferee operator, and to date of the transfer of operations, upon Purchaser's election to cancel and terminate the operations of ROG for a particular property, (ii) to properly file said form with the appropriate offices of the regulatory authority governing oil and gas operations in the State of Mississippi, and (iii) to cast the ballot of Seller and ROG in the selection of a successor operator hereafter of any of the Operated Properties, in the event of any election hereafter of a successor operator of a particular Operated Property occurs under and pursuant to the terms of any operating agreements which may cover the particular Operated Property.

                  (d) Seller and ROG and Purchaser do hereby agree to execute all such documents as may be reasonable and necessary to effect the transfer of operations to Northland Operating Company, or to such other operator selected by Purchaser. In particular, Seller shall notify any third party non-operating joint owners of the resignation of ROG, and with reasonable diligence and in good faith, shall assist Purchaser in acquiring the consents of any such owners to the selection of Purchaser's designated operator as the successor operator of the Operated Properties.

                  (e) It is understood and agreed that the ability of Purchaser to select an operator of its choice is a very material consideration to Purchaser in this Agreement, and the Seller shall take no action to thwart or hinder Purchaser in its attempt to designate an operator of its choice as the operator of any of the properties. Seller agrees to cast its ballot for the operator of Purchaser's choice in the event of any elections hereafter of the operator on any of the properties, including both the Operated Properties, and any other properties, and shall otherwise assist Purchaser in its efforts to have the properties operated by an operator of

PURCHASE AND SALE AGREEMENT - PAGE 18

         Purchaser's choice. Seller shall not seek the operations of any property without the express written consent of Purchaser.

                  (f) To the extent ROG is in possession of any of the Records at the time of its termination as operator, such company shall promptly deliver all such Records to Purchaser.

         23. Reservation of Overriding Royalty Interests. Hawkeye Drilling Company, a Louisiana corporation authorized to conduct business in Texas ("Hawkeye"), is the owner of that certain Farmout Agreement dated December 1, l994, from Seagull Mid-South, Inc., as farmor, to Hawkeye Drilling Company, as farmee, covering certain leases and lands located in the Waskom Field in Harrison County, Texas, which lands are depicted in Exhibit "F" attached hereto and made a part hereof, which farmout agreement was amended by that certain amendment dated May 15, l995, by and between Seagull Mid-South, Inc. and Hawkeye Drilling Company. Such farmout agreement is often referred to by the Parties as the "Seagull Farmout #2." Prior to the date hereof, Seagull Mid-South, Inc. has given its approval and consent to the assignment of the Seagull Farmout #2 to Queen Sand Resources, Inc., a Nevada corporation. By Purchase and Sale Agreement of even date herewith between Hawkeye, as assignor, and Queen Sand Resources, Inc., a Nevada corporation, as assignee, Hawkeye shall convey to Queen Sand Resources, Inc. all of its rights in and to the Seagull Farmout #2. Queen Sand Resources, Inc., a Nevada corporation, shall take title to said farmout rights under the covenant and agreement to cause, or attempt to cause, Seagull Mid-South, Inc. to consent and approve the assignment and conveyance of such farmout rights to Purchaser. If Queen Sand Resources, Inc., a Nevada corporation, is unsuccessful in causing such contract rights to be assigned to Purchaser , then Queen Sand Resources, Inc. shall hold said contract rights subject to the obligations set forth in this Agreement. The parties do hereby agree that Seller shall be entitled to, and Purchaser agrees to grant and convey to Seller, an overriding royalty interest equal to two and one-half percent (2 1/2) of all of the oil and gas produced, marketed and sold under and by virtue of any leasehold rights which may hereafter be earned under said farmout agreement. If the leases covered by the farmout agreement cover less than the entire and undivided mineral interest in the leased premises described therein, then the overriding royalty interest in any such particular lease shall be proportionately reduced to the actual interest in the mineral estate covered by such lease.

         24. Reservation of Working Interest. By assignment of even date herewith between Hawkeye, as assignor, and Queen Sand Resources, Inc., as assignee, Hawkeye shall convey to Queen Sand Resources, Inc. the farmout rights under the Seagull Farmout #2. Such farmout agreement, and the conveyance occurring of such farmout agreement is described above in Paragraph 24(b). The parties do hereby agree that ROG shall have the right to participate in any operations conducted under such agreement to the extent of an undivided 12.5%. If any leasehold rights are earned under such farmout agreement by virtue of operations in which ROG participated, ROG shall be entitled to an undivided 12.5% of such rights. In this regard, promptly upon Purchaser receiving a conveyance of any such leasehold rights from the farmor, Purchaser shall promptly deliver an assignment in recordable form delivering to ROG its undivided 12.5% of such leasehold rights. It understood that in the conduct of operations to be conducted on the Seagull Farmout #2, or on the lands described in this Paragraph 25(b), the rights and obligations of ROG and Purchaser shall be governed by the terms and provisions of that certain operating agreement attached hereto as Exhibit "G," naming Northland Operating Company as operator, and naming ROG and Purchaser and non- operators. Any assignments to be delivered by Purchaser to ROG of rights earned under the farmout agreement shall be made specifically subject to this operating agreement. From and after one year from the date of Closing either of the parties hereto may exercise the reciprocal purchase rights, as set forth in paragraph 27 below, as to the rights and interest of the other party in the Seagull Farmout Agreement #2, and as to any leasehold rights earned under such agreement.

         25. Reservation of Interest in Waterflood Operations.

                  (a) It is the belief of Seller that, subsequent to the primary production from the Lower Tuscaloosa formation from the Leases described in Exhibit "A" attached hereto identified under the heading "SW East Fork Field," covering lands in Amite County, Mississippi, waterflood operations should be attempted for secondary recovery from such formation under such Leases. For purposes of this Section 25, such leases shall hereinafter be called the "Waterflood Leases." Purchaser agrees that within eighteen months from the

PURCHASE AND SALE AGREEMENT - PAGE 19
         date of Closing Purchaser shall cause the Operator to submit to ROG a proposal for waterflood operations on the Waterflood Leases, along with a proposed waterflood unit agreement and waterflood operating agreement, with Purchaser's designee as Operator. If ROG approves the waterflood proposal, and the proposed unit agreement and unit operating agreement, whether as initially proposed or as thereafter modified as a consequence of further negotiations, then, ROG may notify Purchaser and Operator of its approval, and shall execute such documents and deliver them to Purchaser and Operator. Upon such execution and delivery ROG shall be deemed a participant in the waterflood operations, to the extent of an undivided twelve and one-half percent of the interest in the Waterflood Leases conveyed to Purchaser, pursuant to the terms of this Agreement and the terms of the Other Purchase and Sale Agreements.. In this regard Seller shall then immediately bear, under and according to the unit operating agreement, its proportional share of the costs and expense which may be incurred from and after the date of ROG's execution of such agreements in connection with the creation [including all engineering, land and legal costs associated with the creation of the unit plan], implementation and conduct of the waterflood operations. Seller shall begin to share in production from the Waterflood Leases at 7:00 a.m., local time, on the first day of the month following the date of Seller's execution and delivery to Purchaser of such documents. If ROG fails to execute and deliver such documents to Purchaser within thirty (30) days of ROG's receipt of such documents, ROG shall be deemed to have elected not to participate in the waterflood operations. If ROG elects not to participate in the waterflood operations, ROG shall have no further interest in the Waterflood Leases.

                  (b) In the event of ROG's election to participate in the waterflood operations, Purchaser shall deliver to ROG, to be effective at 7:00 a.m., local time, of the first day of the month following the month in which ROG executed and delivered to Buyer the documents referenced in subparagraph (a) above, an assignment conveying an undivided twelve and one-half percent of the interest in the Waterflood Leases acquired by Purchaser under this Agreement, and under the Other Purchase and Sale Agreements, insofar and only insofar as the Leases cover the Lower Tuscaloosa formation. Such assignment shall include an undivided twenty-five percent of the Property acquired by Purchaser under this Agreement insofar and only insofar as such Property covers, applies to, or is attributable to the Waterflood Leases, and insofar as the Property covers, applies to, or is used in connection with operations in the Lower Tuscaloosa formation. Such assignment shall be subject to the waterflood unit agreement and the waterflood unit operating agreement.

                  (c) In the event ROG elects to participate in the waterflood operations pursuant to this Section, then either Party hereto, Seller or Purchaser, may exercise the reciprocal purchase rights set forth in Paragraph 27 below.

         26. Reciprocal Purchase Rights.

                  (a) For purposes of this Section, the term "Transfer Interest" shall mean:

                           (1) For the Smackover and Norphet formations in the
                  East Nancy Leases covering lands in the East Nancy Field, which are described in Paragraph 25(a) above, then, in the case of Purchaser, the term "Transfer Interest" shall mean all interest in the Shut-in Wells, and in the East Nancy Leases on which such wells are located, or to the extent pooled with such wells, as to such formations only, acquired by Purchaser from Seller under this Agreement, and, in the case of Seller, the term "Transfer Interest" shall mean all interest in such Shut-in Wells and Leases, as to such formations, which is reserved to ROG under this Agreement.

                           (2) For the contract rights in the Seagull Farmout
                  Agreement #2, and any leasehold rights earned under such farmout agreement, then, in the case of Purchaser, the term "Transfer Interest" shall mean an undivided thirty-seven and one-half percent (37.5%) of the contract rights under such farmout agreement, and an undivided thirty-seven and one-half percent (37.5%) of any of the leasehold rights earned under such farmout agreement, and, in the case of Seller, shall mean all

PURCHASE AND SALE AGREEMENT - PAGE 20
                  interest to which ROG is entitled under Paragraph 25(b) above in and to such farmout agreement and any of the lands earned under such farmout agreement.

                           (3) For the Waterflood Leases, as to Purchaser, the
                  term "Transfer Interest" shall mean an undivided one-half of all interest in the Waterflood Leases acquired by Purchaser under this Agreement, and under the Other Purchase and Sale Agreements, and all of the Property acquired by Purchaser under this Agreement and under the Other Purchase and Sale Agreements, which cover, apply to, or are attributable to the Waterflood Leases, but insofar and only insofar as the Waterflood Leases cover the Lower Tuscaloosa formation, and insofar and only insofar as the Property is used in connection with the Lower Tuscaloosa formation, and, in the case of Seller, being all of ROG's right to own and participate, to the extent of an undivided twelve and one-half percent of the interests conveyed under this Agreement and under the Other Purchase and Sale Agreements, in the waterflood operations in the Waterflood Leases (which rights to participate are set forth in Paragraph 25 above).

                  (b) If a Party has the right to invoke the provisions of this Section, then, the Party shall give the other Party written notice to invoke the provisions of this Section. The party giving such notice shall for purposes of this Section be called "A," and the party receiving such notice shall for purposes of this paragraph be called "B." The notice shall state that A wishes to purchase the particular Transfer Interest of B, and to apply the provisions of this Section of this Agreement. Such written notice from A shall also express (i) a proposed purchase price for the particular Transfer Interest of B, and
         (ii) a dollar figure, which is the basis of the proposed purchase price to B, for each one percent of the leasehold interest in the Leases which comprise the Transfer Interest (hereinafter called the "Specified Value"). A's notice shall be accompanied by a letter or other written statement signed by a bank confirming that A has deposited with such bank the sum of the purchase price to B, and that such sum so deposited shall be held and applied pursuant to the provisions of this Section.

                  (c) Within sixty days from its receipt of such notice from A, B shall give written notice to A electing either (i) to purchase A's particular Transfer Interest in the same Leases which are the subject of A's proposal (A hereby agreeing to sell its Transfer Interest to B in such event pursuant to the provisions of this Section), or (ii) sell its particular Transfer Interest to A pursuant to the provisions of this Section. In the event B elects to purchase the particular Transfer Interest from A, the purchase price payable to A shall be computed by multiplying the Specified Value times A's Transfer Interest. If B shall give notice to A to purchase A's particular Transfer Interest, then such notice, to be effective, shall be accompanied by a letter or other statement signed by a bank confirming that B has deposited the purchase price which shall be held and applied under this Section, and thereupon the deposit made by A pursuant to this Section shall be returned to A by the bank with which A has deposited such monies. If B shall not effectively give either of the above described notices within twenty days after receipt of notice from A, then B shall be deemed to have elected to sell its particular Transfer Interest to A for the purchase price offered by A.

                  (d) The closing on the purchase shall take place on or before the first business day following fifteen days following the expiration of the twenty day period set forth above for giving notice of an election by B, on which date the selling Party shall convey, transfer and assign to the purchasing party, by assignment and bill of sale, and such other instruments of transfer as shall be reasonably requested by the purchasing Party, the selling Party's particular Transfer Interest, and shall, to the extent requested by the purchasing Party, cooperate to effect a smooth and efficient continuation of the operations of the Leases.

                  (e) On the closing date the purchasing Party shall pay the purchase price to the selling Party. The purchase price shall be paid in a lump sum at the closing in cash, certified funds, or wire transfer of immediately available funds.

                  (f) The sale shall be effective as of the date of closing. In connection with such purchase, the purchasing Party shall assume all obligations relating to the particular Transfer Interest, from and after the date of closing, and shall indemnify the selling Party from and

PURCHASE AND SALE AGREEMENT - PAGE 21
         against all obligations and liabilities from and after such date arising from, relating to, or attributable to the Transfer Interest. The particular Transfer Interest shall be free and clear of any and all conveyances, liens and encumbrances from the date hereof, save and except such matters having been agreed to by the Parties, such as, for example, operating agreements and gas purchase agreements.

                  (g) The closing shall occur at such place as shall be designated by the purchasing Party by notice to the selling Party at least ten (10) days prior to the closing date.

                  (h) If the purchasing Party shall fail to complete the purchase within the time and in the manner required by this Section, then (i) the deposit made by such Party with the bank shall be forfeited by the purchasing Party and shall be paid over by such institution to the selling Party, and (ii) the selling Party may then elect (a) to become the purchasing Party and to purchase the other Party's Transfer Interest at the purchase price provided for herein, said election to be made within fifteen days after the initial purchasing Party's failure to timely and/or properly close, with the closing to take place within ten (10) days thereafter, or (b) to cancel the notice invoking the provisions of this Section, regardless of who originally gave the notice, in which event the Party failing to complete the purchase shall have no further right thereafter to invoke the provisions of this Section for any reason whatsoever.

                  (i) The provisions of this Section may only be exercised on a "field" basis. Therefore, to exercise the rights under this Section in the Waterflood Leases, the purchasing Party shall purchase all of the Transfer Interest of the selling Party in all of the Waterflood Leases, as to the Lower Tuscaloosa formation. To exercise the rights under this Section as to the Smackover and Norphet formations in the Shut-in Wells in the East Nancy Leases described in Paragraph 25(a) above, the purchasing Party shall purchase all of the Transfer Interest of the selling Party in all of such wells and Leases, as to such formations. In like manner, any exercise of the rights under this Section as to the Waskom Field, as described in Paragraph 25(b) above, shall apply to the Transfer Interest of Seller and Purchaser in the entire Seagull Farmout #2 and in any rights earned under such agreement.

         27. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing
(a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

         28. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which shall be the leasehold premises of the Leases. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

         29. Area of Mutual Interest. The Parties agree that an area which shall extend outward from the boundaries of each of the Leases for a distance of 5,280 feet shall be an area of mutual interest between the Parties for a period of seven years from the date of Closing under this Agreement. If any Party should hereafter during the period of mutual interest acquire any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, covering any lands within the area of mutual interest, then the acquiring Party shall notify the non-

PURCHASE AND SALE AGREEMENT - PAGE 22
acquiring Party, and shall deliver to the non-acquiring Party (i) copies of the documents by which the acquiring Party acquired the particular interest, and copies of all title information in the possession or control of the acquiring party relating to the particular interest, and (ii) copies of checks or other documents evidencing the actual costs to third parties incurred by the acquiring Party in its acquisition of the particular interest. For a period of thirty days following the receipt of such information the non-acquiring Party shall have the option to acquire an undivided fifty percent (50%) of the particular interest for which the non-acquiring Party has received notice. If the non-acquiring Party shall timely give such notice, closing shall thereafter occur within ten days in the office of the acquiring Party, or at such other location to which the Parties may mutually agreed. At closing the acquiring Party shall deliver to the non-acquiring Party an assignment, deed or other appropriate conveyance, properly executed in recordable form, conveying an undivided one-half of the particular interest, and the non-acquiring Party shall deliver to the acquiring Party one-half of the actual costs to third parties incurred by the acquiring Party in the acquisition of the particular interest. The failure of the non-acquiring Party to respond within the thirty day period shall be deemed an election by the non-acquiring Party not to acquire any share of the particular interest having been acquired by the acquiring Party.

         30.      Miscellaneous.

                  (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

                  (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

                  (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

                  (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

                  (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

                  (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

                  (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

                  (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

                  (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned

PURCHASE AND SALE AGREEMENT - PAGE 23
         prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

                  (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

                  (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

                  (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

                  (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

                  (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

                  (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

         EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                  SELLERS:

                                            ROBERTSON'S OIL & GAS, INC.,
                                            a Louisiana corporation


------------------------------------        By:
                                               --------------------------------
                                               ALLEN K. ROBERTSON, PRESIDENT

------------------------------------

                                            PELICAN OIL FIELD SERVICES, INC.,
                                             a Louisiana corporation


------------------------------------        By:
                                               --------------------------------
                                               ALLEN K. ROBERTSON, PRESIDENT

------------------------------------

PURCHASE AND SALE AGREEMENT - PAGE 24

-------------------------------------       -----------------------------------
                                            ALLEN K. ROBERTSON

-------------------------------------

                                            PURCHASER:

                                            CORRIDA RESOURCES, INC.,
                                            a Nevada corporation


------------------------------------        By:
                                               --------------------------------
                                               ROBERT P. LINDSAY, VICE PRESIDENT

------------------------------------


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ALLEN K. ROBERTSON, to me personally known, who, being duly sworn, did say that he is the President of ROBERTSON'S OIL & GAS, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ALLEN K. ROBERTSON acknowledged said instrument to be the free act and deed of such corporation.


                                            -----------------------------------
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ALLEN K. ROBERTSON, to me personally known, who, being duly sworn, did say that he is the President of PELICAN OIL FIELD SERVICES, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ALLEN K. ROBERTSON acknowledged said instrument to be the free act and deed of such corporation.


                                            -----------------------------------
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ALLEN K. ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                            -----------------------------------
                                            Notary Public, State of Louisiana

PURCHASE AND SALE AGREEMENT - PAGE 25

STATE OF LOUISIANA
PARISH OF TANGIPAHOA

         On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                            -----------------------------------
                                            Notary Public, State of Louisiana

PURCHASE AND SALE AGREEMENT - PAGE 26

                              SCHEDULE OF EXHIBITS


Exhibit "A"       Recital I, Page 1         Description of the Lease

                  Recital VII, Page 2       Description of WI and NRI

                  Par. 6(f), Page 8         First rights of refusal, consents, authorizations, preferentials rights, options

                  Par. 6(j), Page 8         Encumbrances, liens, mortgages

                  Par. 6(k), Page 8         Restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation

                  Par. 6(m), Page 8         Restriction, reservation, reversionary interest, drilling or development obligation

                  Par. 6(p), Page 8         Existing Operating Agreements

                  Par. 6(aa), Page 9        Wells obligated to be plugged and abandoned by law or by
                                            contract

Exhibit "B"       Recital III, Page 2       Description of Equipment

Exhibit "C-1"     Par. 2(c), Page 3         Form of Promissory Note

Exhibit "C-2"     Par. 2(d), Par.3          Form of Promissory Note

Exhibit "D"       Par. 3(b), Page 3         Form of Assignment and Bill of Sale

Exhibit "E"       Par. 19, Page 16          Schedule of other sellers under other Purchase and Sale
                                            Agreements

Exhibit "F"       Par. 24, Page 19          Plat of lands covered by Seagull Farmout #2

Exhibit "G"       Par. 25, Page 20          Operating Agreement governing Seller and Purchaser as to
                                            joint operations in the East Nancy Field and the Waskom
                                            Field

PURCHASE AND SALE AGREEMENT - PAGE 27

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between LOUIS P. ROBERTSON, joined herein by his wife, VIRGINIA YOUNG ROBERTSON, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

      WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

      I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

      II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

      III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

      IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

      V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

      VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title


PURCHASE AND SALE AGREEMENT - PAGE 1
curative documents); contracts, correspondence, originals or copies of geological, geophysical, and seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

      VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

      The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

      Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for such Leases.

      WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

      2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $18,757.00, payable as follows:

            (a) The sum of $18,757.00, which shall be paid at Closing.

      All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

      The Purchase Price shall be subject to adjustment as hereinafter provided.

      3. Closing and Effective Date.

            (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

            (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the


PURCHASE AND SALE AGREEMENT - PAGE 2

      "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

      4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

            (a) The Purchase Price shall be increased by the following:

                  (1) the value of all merchantable allowable oil or other
            liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                  (2) the amount of all reasonable expenditures made in
            connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                  (3) an amount equal to all prepaid expenses, attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                  (4) any other amount agreed upon by Purchaser and Seller.

            (b) The Purchase Price shall be decreased by the following:

                  (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                  (2) an amount equal to all unpaid ad valorem, property,
            production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;


PURCHASE AND SALE AGREEMENT - PAGE 3

                  (3) any amounts received by Seller (whether prior to or
            subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                  (4) any reduction in the value of the share of the Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                  (5) any other amount agreed upon by Purchaser and Seller.

            (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

            (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

            (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

            (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

            (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

      5. Property Conditions, Title Review, Property Information, and Casualty Losses.

            (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its


PURCHASE AND SALE AGREEMENT - PAGE 4
      authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event, the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

            (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

            (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                  (1) The Purchase Price shall be allocated among the various
            Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                  (2) If the Defect is that Seller's Net Revenue Interest
            ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."


PURCHASE AND SALE AGREEMENT - PAGE 5

                  (3) If the Defect is a lien, encumbrance, or other charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

            If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

            (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                  (1) Any material encumbrance, lien, mortgage, breach of
            representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                  (2) Seller's NRI in any Property is less than the NRI for such
            Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

            (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

            (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event


PURCHASE AND SALE AGREEMENT - PAGE 6

      Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

      6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

            (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

            (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

            (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

            (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

            (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

            (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

            (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

            (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

            (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

            (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in


PURCHASE AND SALE AGREEMENT - PAGE 7

      Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

            (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

            (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

            (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

            (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

            (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

            (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

            (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

            (r) There are no tax partnerships affecting any of the Property.

            (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

            (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

            (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.


PURCHASE AND SALE AGREEMENT - PAGE 8

            (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

            (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

            (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

            (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

            (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

            (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

            (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

            (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

            (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will


PURCHASE AND SALE AGREEMENT - PAGE 9
      continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

      7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

            (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas; (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

            (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

            (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

            (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

            (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

            (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

      8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

            (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).


PURCHASE AND SALE AGREEMENT - PAGE 10

            (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

            (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

            (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

            (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

            (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

      9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

            (a) The Assignment, duly executed and acknowledged by Seller;

            (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

            (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

            (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

            (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

            (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

            (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

      10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

            (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

            (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

      11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt


PURCHASE AND SALE AGREEMENT - PAGE 11
or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

            SELLER:                             PURCHASER:

            Louis P. Robertson and              Corrida Resources, Inc.
            Virginia Young Robertson            Suite 380, Lock Box 31
            12370 A Robertson Road              3500 Oak Lawn Avenue
            Tickfaw, Louisiana 70466            Dallas, Texas 75219-4398
            Telephone:  ______________          Attn.: Edward Munden
            Facsimile:  ______________                 President
                                                Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

      12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

      13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

      14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

      15. Indemnification by Seller.

            (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

            (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

            (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify


PURCHASE AND SALE AGREEMENT - PAGE 12

      Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

            (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

      16. Indemnification by Purchaser.

            (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

            (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

            (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

            (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

      17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

      18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this


PURCHASE AND SALE AGREEMENT - PAGE 13

Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

      19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

      20. Miscellaneous.

            (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

            (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

            (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

            (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

            (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

            (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

            (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

            (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;


PURCHASE AND SALE AGREEMENT - PAGE 14

            (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

            (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

            (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

            (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

            (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

            (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

            (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

      EXECUTED as of the 5th day of February, 1997.

WITNESSES:                                   SELLER:


____________________________________         ___________________________________
                                             LOUIS P. ROBERTSON

____________________________________



____________________________________         ___________________________________
                                             VIRGINIA YOUNG ROBERTSON

____________________________________



PURCHASE AND SALE AGREEMENT - PAGE 15

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


____________________________________      By:  _________________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                 ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared LOUIS P. ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                    ____________________________________________
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared VIRGINIA YOUNG ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                    ____________________________________________
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                    ____________________________________________
                                    Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 16

                          PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between PERCY J. ROBERTSON, joined herein by his wife, DOROTHY KIRBY ROBERTSON, (hereinafter referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                   RECITALS

      WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

      I. The Leases and Units. All of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

      II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

      III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells and disposal facilities, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment";

      IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

      V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";

       VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title


PURCHASE AND SALE AGREEMENT - PAGE 1
curative documents); contracts, correspondence, originals or copies of geological, geophysical, and seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

      VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

      The Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous referred to in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

      Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for such Leases.

      WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in the Property, this Agreement supersedes and replaces the letter of intent.

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

      2. Purchase Price. The "Purchase Price" for the Property shall be the sum of $12,121.00, payable as follows:

            (a)   The sum of $12,121.00, which shall be paid at Closing.

      All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

      The Purchase Price shall be subject to adjustment as hereinafter provided.

      3.    Closing and Effective Date.

            (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana 70403, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

            (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the


PURCHASE AND SALE AGREEMENT - PAGE 2

      "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "B," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

      4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 13 below), as follows:

            (a)   The Purchase Price shall be increased by the following:

                  (1) the value of all merchantable allowable oil or other
            liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                  (2) the amount of all reasonable expenditures made in
            connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                  (3) an amount equal to all prepaid expenses, attributable to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                  (4)   any other amount agreed upon by Purchaser and Seller.

            (b)   The Purchase Price shall be decreased by the following:

                  (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                  (2) an amount equal to all unpaid ad valorem, property,
            production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately- preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;



PURCHASE AND SALE AGREEMENT - PAGE 3

                  (3) any amounts received by Seller (whether prior to or
            subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                  (4) any reduction in the value of the share of the Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                  (5) any other amount agreed upon by Purchaser and Seller.

            (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 13 below.

            (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;

            (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

            (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

            (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

      5. Property Conditions, Title Review, Property Information, and Casualty Losses.

            (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its


PURCHASE AND SALE AGREEMENT - PAGE 4
      authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded Property.

            (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

            (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                  (1) The Purchase Price shall be allocated among the various
            Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                  (2) If the Defect is that Seller's Net Revenue Interest
            ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."



PURCHASE AND SALE AGREEMENT - PAGE 5

                  (3) If the Defect is a lien, encumbrance, or other charge upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property;

            If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event the Parties shall have no further rights or obligations under this Agreement.

            (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                  (1) Any material encumbrance, lien, mortgage, breach of
            representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties;

                  (2) Seller's NRI in any Property is less than the NRI for such
            Property which is set forth in Exhibit "A," or Seller's gross working interest ("GWI") in any Property is less than the working interest shown in Exhibit "A," or Seller's GWI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property;

            (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property;

            (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the Property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such Property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected Property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event


PURCHASE AND SALE AGREEMENT - PAGE 6

      Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

      6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

            (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

            (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

            (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

            (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.

            (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

            (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

            (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

            (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

            (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any of the Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

            (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in


PURCHASE AND SALE AGREEMENT - PAGE 7

      Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

            (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to the Property.

            (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

            (m) Except as may be set forth in Exhibit "A" attached hereto, there are no gas purchase or sale agreements, and no gas gathering or transportation agreements, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

            (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

            (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.

            (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

            (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

            (r) There are no tax partnerships affecting any of the Property.

            (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

            (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

            (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.


PURCHASE AND SALE AGREEMENT - PAGE 8

            (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

            (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

            (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

            (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

            (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller.

            (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that Seller is obligated by law or contract to plug and abandon, that Seller will be obligated by law or contract to plug and abandon at the present time, and with the lapse of time or notice, or both, because the well is not currently capable of producing production in commercial quantities, or because the Well is subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the Property.

            (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

            (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

            (dd) Environmental Current Status. To the best of Seller's knowledge, the Property and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will


PURCHASE AND SALE AGREEMENT - PAGE 9
      continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

      7. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

            (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

            (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

            (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

            (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

            (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.

            (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

      8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

            (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).



PURCHASE AND SALE AGREEMENT - PAGE 10

            (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

            (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

            (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

            (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

            (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

      9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

            (a) The Assignment, duly executed and acknowledged by Seller;

            (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

            (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

            (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

            (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

            (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser; and

            (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser.

      10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

            (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement); and

            (b) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

      11. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt


PURCHASE AND SALE AGREEMENT - PAGE 11
or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

            SELLER:                             PURCHASER:

            Percy J. Robertson and              Corrida Resources, Inc.
            Dorothy Kirby Robertson             Suite 380, Lock Box 31
            P.O. 65081                          3500 Oak Lawn Avenue
            Baton Rouge, Louisiana 70896        Dallas, Texas 75219-4398
            Telephone:  ______________          Attn.:Edward Munden
            Facsimile:  ______________                President
                                                Telephone:  214-521-9959
                                                Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

      12. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

      13. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. In the event Seller owes monies to Purchaser as a consequence of the Post-Closing Adjustments, Purchaser shall have the right to offset Purchaser's obligation under the note for any such monies which are owing to Purchaser by Seller under Paragraph 4 and this Paragraph 13.

      14. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement.

      15. Indemnification by Seller.

            (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

            (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, windfall profit taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.

            (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify


PURCHASE AND SALE AGREEMENT - PAGE 12

      Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

            (e) The provisions of this Paragraph 15 shall survive Closing for a period of four (4) years from the date of Closing, and Seller shall not be entitled to assert any right of indemnification hereunder after such date.

      16.   Indemnification by Purchaser.

            (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

            (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

            (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

            (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

            (e) The provisions of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

      17. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

      18. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "C" attached hereto. Such other agreements may cover the interest, if any, of such other parties in the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchase and Seller agree that the Closing under this


PURCHASE AND SALE AGREEMENT - PAGE 13

Agreement shall be simultaneous with the closings under such other agreements, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. Seller does not claim any interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement. In the event Seller may have any claim or interest in and to the oil and gas leases and other property which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the oil and gas leases and other property and interests which are the subject of the other purchase and sale agreements, above described.

      19. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which comprises the lands covered by the Leases and an area which shall extend outward from the boundaries of each of the Leases a distance of 5,280 feet. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

      20. Miscellaneous.

            (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

            (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

            (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

            (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

            (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

            (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

            (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

            (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;



PURCHASE AND SALE AGREEMENT - PAGE 14

            (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

            (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

            (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

            (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

            (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

            (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

            (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

      EXECUTED as of the 5th day of February, 1997.

WITNESSES:                     SELLER:


---------------------------    ----------------------------------------
                               PERCY J. ROBERTSON

---------------------------



---------------------------    ----------------------------------------
                               DOROTHY KIRBY ROBERTSON

---------------------------





PURCHASE AND SALE AGREEMENT - PAGE 15

                                          PURCHASER:

                                          CORRIDA RESOURCES, INC.,
                                          a Nevada corporation


                                          By:
------------------------------------          ------------------------------
                                              ROBERT P. LINDSAY, VICE PRESIDENT

------------------------------------


                                ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared PERCY J. ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                    ------------------------------------------
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared DOROTHY KIRBY ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                    ------------------------------------------
                                    Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

      On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                    ------------------------------------------
                                    Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 16

                           PURCHASE AND SALE AGREEMENT


        THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the 5th day of February, 1997, by and between D & R PETROLEUM, INC., a Louisiana corporation (hereinafter sometimes called "D&R") and BLACK GOLD PRODUCTION SERVICES, INC., a Louisiana corporation (who is hereinafter sometimes called "BGPS") and DAVID ROBERTSON (all of whom are hereinafter collectively referred to as the "Seller") and CORRIDA RESOURCES, INC., a Nevada corporation (the "Purchaser"), (Seller and Purchaser hereinafter individually referred to as "Party" and collectively as "Parties").

                                    RECITALS

        WHEREAS, Seller desires to sell and convey, and Purchaser desires to purchase and receive, the following, upon the terms and conditions hereinafter set forth:

        I. The Leases and Units. Subject to the reservations and exceptions set forth in Paragraphs 24, 25 and 26 below, all of the Seller's right, title, and interest in and to (i) the oil, gas, and mineral leases and properties and interests described in Exhibit "A," including but not limited to, leasehold, fee, mineral, royalty, and overriding royalty interests and payments out of or measured by Production (hereinafter defined) (said oil, gas, and mineral leases and property and interests being herein referred to as the "Leases"); (ii) the units, pooled acreage, spacing, or proration units or other allocation of acreage, and all rights associated therewith, which are applicable to the Leases and have been established by, or in accordance with, (a) applicable contractual provisions regarding unitization, communitization, pooling, spacing, or proration, or (b) applicable state or federal law;

        II. The Production. All of the Seller's right, title, and interest in and to all oil, gas, casinghead gas, condensate, distillate, and other liquid or gaseous hydrocarbons and other minerals which are in, under, upon, and produced from or allocable (or to be produced from or allocable) to the Leases after the Effective Date (as defined in Paragraph 3(a) hereof) (such hydrocarbons and minerals being hereinafter referred to as "Production"), including "line fill" and inventory attributable to the interests described in Exhibit "A," or the proceeds from the sale of such Production;

        III. The Wells and Equipment. All of Seller's right, title, and interest in and to all personal property of every kind and character located on the Leases or used in the operation thereof including, without limitation, wells (whether productive or non-productive, active or inactive) (the "Wells"), compressors, well equipment, casing, tanks, machinery, gathering lines and systems, treatment facilities, disposal wells, disposal systems, pipelines and other appurtenances, and any other personal property situated thereon, herein individually and collectively called the "Equipment." The Equipment includes, but is not limited to, those items listed in Exhibit "B";

        IV. The Rights of Way and Permits. All of Seller's right, title, and interest in and to all rights, privileges, benefits, permissions, and authorizations (including, without limitation, permits, licenses, servitudes, easements, and rights of way) in respect of the use and occupation of the surface of such Leases, and the subsurface depths under the land and premises covered by and benefiting such Leases, herein called individually and collectively "Rights of Way and Permits";

        V. The Contracts. All of Seller's right, title, and interest in and to all of the orders, gas purchase and sale contracts (wherein Seller is a selling party), crude purchase and sale agreements (wherein Seller is a selling party), surface leases, farm-in agreements, farmout agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, area of mutual interest agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, which are owned by Seller, in whole or in part and are (I) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases or with the Production, treatment on the Leases, sale or disposal of water, hydrocarbons or associated substances, herein called individually and collectively the "Contracts";


PURCHASE AND SALE AGREEMENT - PAGE 1

        VI. The Records. All of the files, records and data in the possession of Seller relating to the items described in subsections (I), (II), (III), (IV), and (V) above (the "Records"), including, without limitation, lease files, title records (including abstracts of title, title opinions, and title curative documents); contracts, correspondence, originals or copies of geological, geophysical, and seismic records, data, and information; and originals or copies of production records, electric logs, core data, pressure data and decline curves and graphical production curves, and all related matters, to the extent Seller has the authority to release such Records and to the extent they are reasonably required by Purchaser to operate the Wells;

        VII. Miscellaneous. Exhibit "A" attached hereto sets forth the undivided interests of Seller in the Leases, and the revenue interests attributable thereto, as well as the undivided interests of Seller in the Production, Wells, Equipment, Rights of Way, and Contracts. This Agreement covers and pertains to all of the right, title, and interest of Seller in the Leases, the lands covered by the Leases, Production, Wells, Equipment, and Rights of Way, even if the undivided interests of Seller in any such property or property rights should be incorrectly or insufficiently described in the Exhibit "A."

        Notwithstanding the foregoing, Seller excepts and reserves from the sale herein any interest which Seller may own, if any, in and to any presently-created overriding royalty interests, which are of record in the subject counties, in and to the Leases described in Exhibit "A" under the heading "Stafford Springs Field," covering lands located in Jasper County and Clarke County, Mississippi. Any such overriding royalty interest owned by Seller is not part of the NRI (see definition below) of Seller set forth in Exhibit "A" attached hereto for said Leases.

        Less and except the reservations set forth in Paragraphs 24, 25 and 26 below, the Leases, Production, Wells, Equipment, Rights of Way and Permits, Contracts, Records, and Miscellaneous, referenced in Paragraphs I through VII above, are hereinafter sometimes referred to individually and collectively in the singular as "Property."

        WHEREAS, this Agreement was the subject of, and was contemplated by, that certain letter of intent dated October 17, 1996, by and between Queen Sand Resources, Inc., and David Robertson and Keith Robertson, as amended and supplemented, including amendment and supplement dated December 24, 1996. As to the interest of Seller in and to the Property, this Agreement supersedes and replaces the letter of intent.

        NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

        1. Sale and Purchase. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and pay for, all of Seller's right, title, and interest in and to the Property as hereinafter provided.

        2. Purchase Price. The "Purchase Price" payable by Seller for the Property shall be subparagraphs (a) through (d) as follows:

               (a) $506,161.00 payable at Closing;

               (b) 319,280 shares of the common stock of Queen Sand Resources, Inc., a Delaware corporation ("QSR"), who is the parent corporation of Queen Sand Resources, Inc., a Nevada corporation, who is in turn the parent corporation of Purchaser (the "QSR Shares"), which shares are to be issued at Closing to David Robertson. At Closing Purchaser shall cause to be delivered to Seller an instruction letter from QSR to its transfer agent which authorizes the issuance of the QSR Shares to David Robertson.

               (c) A promissory note (the "First Note") in the principal sum of $1,625,000.00, payable by Purchaser to Seller, the principal of which note, unless and to the extent earlier paid upon the installment demands of Seller, as hereinafter provided in Paragraph 18 below, or unless and to the extent converted into common shares of QSR, as hereinafter provided in Paragraph 19 below, shall be paid in three years from the date of Closing under this


PURCHASE AND SALE AGREEMENT - PAGE 2

        Agreement. The note shall bear no interest during the first two years of the note, and shall bear interest thereafter, as also provided in Paragraph 18 below. The note shall be in the form attached hereto as Exhibit "C-1."

               (d) A promissory note (the "Second Note") in the principal sum of $325,000.00, payable by Purchaser to Seller, the principal of which note, unless and to the extent earlier paid upon the demand of Seller, shall be paid in one hundred and eighty days (180) from the date of Closing under this Agreement. The note shall bear no interest. The note shall permit Seller to demand payment, after notice, after ninety days from date of Closing. The note shall be in the form attached hereto as Exhibit "C-2."

        All cash payments to be tendered by Purchaser to Seller, either before or after Closing, shall be made by wire transfer or shall be made by certified funds.

        The cash of subparagraph 2(a) above of the sum of $506,161.00, and the promissory note of subparagraph 2(d) above, will be paid to BGPS in consideration of its interest in the Leases described in Exhibit "A" under the headings "East Nancy Field," "Barbara Creek Field," and "East Barbara Creek Field."

        The Purchase Price shall be subject to adjustment as hereinafter provided.

        3. Closing and Effective Date.

               (a) The closing of the sale and purchase of the Property shall take place on or before February 5, 1997, (the "Closing") at 1310 Jeff Davis, Hammond, Louisiana, or at such other time, place, or manner as may be mutually agreeable to the Parties. The sale of the Property shall be effective as of November 1, 1996, at 7:00 a.m. local time for each of the particular Leases (the "Effective Date").

               (b) At the Closing, the Property shall be conveyed and transferred by Seller to Purchaser by the execution and delivery of an Assignment and Bill of Sale (the "Assignment") in substantially the same form and content as the Assignment and Bill of Sale which is attached hereto as Exhibit "D," and such other instruments of conveyance as may be reasonably requested by Purchaser. Purchaser shall be entitled to all of Seller's rights in the Property (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of such undivided share of the Property for the period from and after the Effective Date. For the period prior to the Effective Date, Seller shall be entitled to all of the rights (including, without limitation, the rights to all Production and proceeds of Production) appurtenant and attributable to the Property, and shall be subject to the duties and obligations attendant with ownership of the Property.

        4. Adjustments to Purchase Price. The Purchase Price shall be adjusted (the "Adjusted Purchase Price") at the Closing, by the "Interim Settlement Statement" (hereinafter defined in this paragraph and in Paragraph 9 below), and, subsequent to Closing, by the "Final Settlement Statement" (hereinafter defined in Paragraph 14 below), as follows:

               (a) The Purchase Price shall be increased by the following:

                      (1) the value of all merchantable allowable oil or other
               liquid hydrocarbons in storage owned by Seller in the tanks or above the pipeline connection at the Effective Date, and not previously sold by Seller, that is credited to the share of the Property being acquired hereunder, valued at the contract price thereto, or if none, the actual price received by Purchaser, less taxes or gravity adjustments deducted by the purchaser of such oil or other liquid hydrocarbons;

                      (2) the amount of all reasonable expenditures made in
               connection with the ownership, operation, and maintenance of the share of the Property being acquired hereunder, (including royalties and rentals) and in accordance with generally accepted accounting principles and prudent operations, attributable solely


PURCHASE AND SALE AGREEMENT - PAGE 3
               to the period from and after the Effective Date and which are paid by or on behalf of Seller after the Effective Date;

                      (3) an amount equal to all prepaid expenses, attributable
               to the ownership, operation, and maintenance of the share of the Property being acquired hereunder that are paid by or on behalf of Seller after the Effective Date and prior to the Closing Date and that are, in accordance with generally accepted accounting principles, attributable solely to the period from and after the Effective Date;

                      (4) any other amount agreed upon by Purchaser and Seller.

               (b) The Purchase Price shall be decreased by the following:

                      (1) the amount of any proceeds from the sale of Production attributable to the share of the Property being acquired hereunder attributable to the period on or after the Effective Date (net of production, severance, and similar taxes and assessments measured by or payable out of production) actually received or accrued by or on behalf of Seller;

                      (2) an amount equal to all unpaid ad valorem, property,
               production, profit, severance, and similar taxes and assessments based upon or measured by the ownership of the share of the Property being acquired hereunder or the production of oil, gas, or other minerals therefrom or the receipt of proceeds attributable thereto, which accrue to or are chargeable against such share of the Property (in accordance with generally accepted accounting principles) and which are attributable to the period prior to the Effective Date, which amount shall, to the extent not actually assessed, be computed based upon such taxes and assessments for the immediately-preceding calendar year, or if such taxes or assessments are assessed on other than a calendar-year basis, for the tax period last ended;

                      (3) any amounts received by Seller (whether prior to or
               subsequent to the Effective Date) pursuant to "take-or-pay," advance payment, or similar provisions of any production sales contract, any gas balancing agreement, or any other agreement, to the extent any purchaser has the right to apply any such amounts to Purchaser's share of Production delivered after the Effective Date;

                      (4) any reduction in the value of the share of the
               Property being acquired hereunder resulting from the existence of a Defect (herein defined in Section 5(d)) which is not cured or waived prior to Closing;

                      (5) any other amount agreed upon by Purchaser and Seller.

               (c) The "Interim Settlement Statement" shall be prepared by Seller, its agents, or representatives, prior to Closing, which statement shall set forth the adjustments to the Purchase Price, per the adjustments set forth in this Paragraph 4, which are or may be determined at or prior to Closing. Such statement shall be prepared according to generally accepted accounting principles and shall show the calculation of all such adjustments. Upon the approval of such Interim Settlement Statement by Purchaser, the Purchase Price shall be adjusted according to such statement. Upon Purchaser's request, Seller shall make available to Purchaser all information relied upon by Seller for the adjustments requested in order to aid and facilitate Purchaser's approval of such statement. After Closing, the Purchase Price may further be adjusted, pursuant to the adjustments set forth in this paragraph, with the "Final Settlement Statement" in the manner further described in Paragraph 14 below.

               (d) All monies received by either Party hereto which, under the terms of this Agreement or otherwise, belong to the other Party, shall be received in trust by the Party receiving such funds, and shall monthly, upon receipt, be paid over to the other Party. The Parties agree, in this regard, to cooperate fully and to execute, endorse, and deliver as expeditiously as practicable such papers, checks, and documents as are needed promptly to complete the transfer of such payments;


PURCHASE AND SALE AGREEMENT - PAGE 4

               (e) After the Closing, if an invoice or other evidence of an obligation relating to the share of the Property acquired by Purchaser is received which is applicable to periods both prior to and after the Effective Date, and is partly the obligation of Seller and partly the obligation of Purchaser, then each Party shall pay its respective portion of such obligation to the obligee, prorated between the Parties as of the Effective Date;

               (f) At and after the Closing, Purchaser and Seller will cooperate fully in notifying all applicable third parties (including the execution by Seller of such transfer orders, letters in lieu, change of operator, etc., as may be requested by Purchaser) so that notices, proceeds, and invoices from such third parties may take into account the fact that Purchaser has acquired the Property as of the Effective Date;

               (g) The parties hereto agree to exercise diligence and good faith in attempting to resolve any disagreements or disputes which may arise from the adjustments to the Purchase Price to be made in accordance with this paragraph.

        5. Property Conditions, Title Review, Property Information, and Casualty Losses.

               (a) Property Conditions. THIS SALE OF THE EQUIPMENT AND ALL OTHER PERSONAL PROPERTY THAT IS A PART OF THE PROPERTY IS MADE ON AN "AS IS, WHERE IS" BASIS WITH ALL FAULTS AS TO ITS CONDITION, AND SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE CONDITION OF THE EQUIPMENT (NOTE, HOWEVER, THERE ARE CERTAIN WARRANTIES AS TO TITLE AS HEREIN SET FORTH) INCLUDING, WITHOUT LIMITATIONS, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Seller agrees that for a period of time commencing with the date of the letter of intent dated October 17, 1996, above described, and continuing until five (5) business days before Closing (the "Review Period"), Purchaser, personally or through its authorized agents or representatives, shall have the right to make any and all physical inspections of the Property which Purchaser may desire to make or to have made and to make all such other inspections, surveys, tests, or other studies (including, but not limited to, environmental assessments and evaluations) as Purchaser deems necessary or desirable. Upon reasonable notice to Seller, Purchaser, and its authorized agents and representatives, at Purchaser's sole risk, may enter upon the Property for the purpose of conducting those inspections, surveys, tests, and studies. If Purchaser shall determine that the condition of the Property is not in substantial compliance with any governmental regulations (including environmental regulations), then upon discovery, Purchaser must promptly give written notice to Seller of such condition ("Condition"). Upon receipt of such notice, Seller shall have the option, but not the obligation, to (a) cure or remedy such Condition to the reasonable satisfaction of Purchaser (if current remediation of such Condition is required by a governmental agency, Seller agrees that the Condition shall be remedied in accordance with and to the satisfaction of the appropriate agency's requirements); or (b) agree with Purchaser on a reduction to the Purchase Price which reduction shall reflect Purchaser's anticipated reasonable cost to remedy such Condition. If the Condition cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property may be excluded by Purchaser from the Property to be acquired by Purchaser hereunder. In such event , the Purchase Price shall be reduced by the Allocated Purchase Price (see subparagraph (c) below) for such excluded property.

               (b) Review of the Records. During the Review Period, and upon reasonable notice from Purchaser, Seller shall provide Purchaser, personally or through its authorized agents or representatives, full access during normal business hours to Seller's office and premises to review and inspect all Records, including, but not limited to, all abstracts of title, lease files, unit files, production and marketing files, title opinions, title files, title records, geologic, engineering, and other files or information in Seller's possession or to which it has access which relate to the Property, and the status of Seller's title thereto, and Purchaser, at its expense, shall have the right to make and retain copies of any of such Records; provided however, if the transactions contemplated hereby do not close for any reason, Purchaser shall return any Records and copies thereof to Seller forthwith. Without limiting the generality


PURCHASE AND SALE AGREEMENT - PAGE 5
        of the foregoing, Purchaser shall also be given access to reserve reports, geological and geophysical reports (including, but not limited to well records, log films, proprietary or joint venture seismic data or other seismic data which Seller is not contractually restricted from disclosing), contracts (including, but not limited to, gas contracts), operating agreements, operating statements, and reports.

               (c) Notice of Defect. If, during the Review Period, Purchaser determines that the Property is subject to a "Defect" (as defined herein in Section 5(d)), the Purchaser must give written notice to Seller of such Defect, the nature of the Defect, and furnish Seller Purchaser's basis for the assertion of such Defect. As soon as practical after such written notice, Seller shall use reasonable diligence to cure any such Defects. If Seller cannot cure any such Defects to the reasonable satisfaction of Purchaser, then Seller shall so notify Purchaser in writing. Thereafter, Seller and Purchaser shall use a good faith effort to agree on the Purchase Price adjustment for any such Defect which cannot be cured. Such adjustment shall be determined in accordance with the following guidelines:

                      (1) The Purchase Price shall be allocated among the
               various Leases in the proportion of the PDP fair market value of the Leases reported by Netherland Sewell & Associates in its report dated October 21, 1996, (the "Allocated Purchase Price").

                      (2) If the Defect is that Seller's Net Revenue Interest
               ("NRI") for any Property is less than the NRI for such Property as set forth in Exhibit "A," then the allocated Purchase Price for such Property shall be adjusted in the same proportion that the actual NRI for such property bears to the NRI shown in Exhibit "A."

                      (3) If the Defect is a lien, encumbrance, or other charge
               upon the Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Defect from the Property.

        If the Purchase Price adjustment for any such Defect cannot be determined, and the Seller and Purchaser cannot agree in good faith on the amount of the adjustment to the Purchase Price, the Purchaser may (a) waive the Defect and proceed with Closing, or (b) exclude the affected Property and reduce the Purchase Price by the Allocated Purchase Price for such property, or (c) terminate this Agreement, in which event Seller shall cause to be delivered to Purchaser the Escrow Deposit (hereinafter defined), plus interest accrued thereon, and in which event the Parties shall have no further rights or obligations under this Agreement.

               (d) Definition of Defect. For the purpose of this Agreement, a "Defect" shall be defined as:

                      (1) Any material encumbrance, lien, mortgage, breach of
               representation or warranty, production payment, pledge, claim, charge, call on production, default, defect, condition, unleased mineral interest, preferential right, requirement for consent to assignment, or lack of title affecting the Property, or any matter affecting the Property by which Purchaser reasonably or in good faith believes that Seller's interest in a Property may become subject to the claims of third parties; and

                      (2) Seller's NRI in any Property is less than the NRI for
               such Property which is set forth in Exhibit "A," or Seller's gross working interest ("WI") in any Property is less than the working interest shown in Exhibit "A," or Seller's WI in any Property is greater than the working interest shown in Exhibit "A" without a corresponding increase in the NRI in such Property.

               (e) Other Property Information. If, based upon Purchaser's examination of the Records according to Paragraph 5(b) hereof, Purchaser shall determine that any information, statement, or data contained in any information, reports, statement, or data furnished to Purchaser or used in its economic analysis of the Property is not true or correct in any material respect, upon discovery of any incorrect information, Purchaser may give written notice to Seller of such inaccuracy or misstatement. Any such notice must be provided in writing during the Review Period, or it will be deemed to be waived. Such notice shall


PURCHASE AND SALE AGREEMENT - PAGE 6
        provide a summary of such inaccuracy or misstatement. Upon receipt of such notice, Seller shall have the option, but not the obligation, to
        (a) cure or remedy such inaccuracy or misstatement to the reasonable satisfaction of Purchaser; or (b) agree with Purchaser on a reduction to the Purchase Price, which reduction shall reflect Purchaser's reasonably anticipated cost to remedy such inaccuracy or misstatement. If the inaccuracy or misstatement cannot be cured or remedied to Purchaser's reasonable satisfaction, and if agreement cannot be reached on reduction to the Purchase Price, then the affected Property shall be excluded from the purchase to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for the particular property.

               (f) Casualty Loss. If, prior to Closing, any Property is substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure, or cause to be cured, any such Casualty Defect by repairing such damage or, in the case of personal property, fixtures, replacing the Property affected thereby with equivalent items, no later than the date of Closing. If any Casualty Defects exist at Closing, Purchaser may proceed to purchase the property affected thereby, and the Purchase Price shall be reduced by the aggregate reduction in the value of such property on account of such Casualty Defects, as determined by the mutual agreement of the Parties, or if the Parties are unable to agree on the reduction of the Purchase Price, then the affected property shall be excluded from the Property to be acquired by Purchaser hereunder, and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to retain all insurance proceeds and claims against other Parties in respect of any such Casualty Defect which occurs prior to closing unless no reduction is made in the Purchase Price as a result of such Casualty Defect, in which event Purchaser shall be entitled to the insurance proceeds and claims against other Parties arising from such Casualty Defect.

        6. Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

               (a) This Agreement has been duly executed and delivered on behalf of Seller and is binding and enforceable against Seller in accordance with its terms and at the Closing. All documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered at Closing, and the execution, delivery, and performance of this Agreement by Seller and the consummation of transactions contemplated hereby will not constitute a breach of, an event of default under, a violation of, or a conflict with any agreement or other instrument to which Seller is a party (except to the extent such instrument may be released at the Closing). Nor will the same cause Seller to be in violation of any applicable laws or regulations or any order of any court or governmental agency having jurisdiction.

               (b) All ad valorem, property, production, severance, excise, and similar taxes and assessments based on or measured by the ownership of the Property, or the Production or the receipt of proceeds therefrom, which have become due and payable prior to the date hereof with respect to the Property have been properly paid, and Seller's allocable share of such taxes and assessments on the Property which become due and payable prior to the Closing shall be properly paid by Seller, and all royalties, overriding royalties, and payments to any third parties which have become due and payable prior to the date hereof with respect to production from the Property, have been properly paid, and will be hereafter properly paid for the period prior to Closing.

               (c) Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any responsibility whatsoever.

               (d) Prior to the Closing, Seller will pay or cause to be paid all of Seller's share of costs and expenses incurred in connection with the Property, and will comply with all contracts or other agreements relating to the Property.


PURCHASE AND SALE AGREEMENT - PAGE 7

               (e) To the best of Seller's information and belief, all laws, regulations, and orders of all governmental agencies having jurisdiction over the Property have been and shall continue to be complied with until the Closing.

               (f) There are no first rights of refusal, consents, authorizations, preferential rights, options, or claims of a similar nature affecting the Property, other than those listed in Exhibit "A," said listed consents defined herein as "Consents."

               (g) Seller shall, upon request, subrogate Purchaser to any claim which Seller may have against any third party, prior owner, vendor, or assignor with respect to the share of the Property acquired by Purchaser, or the title thereto.

               (h) There are no "imbalances" which allow any other party to make up production at any time after the Effective Date, under any operating agreement, gas balancing agreement and storage agreement, gas transportation agreement, gas processing or dehydration agreement, or other similar agreement relating to the Property.

               (i) Seller has not directly or indirectly reserved or retained any recorded or unrecorded interest or rights in any Property, and Seller shall not reserve any recorded or unrecorded executory interest or rights relating to the Property.

               (j) Seller warrants that the Property is free and clear of all encumbrances, liens, and mortgages, save and except such encumbrances as may be identified and described in Exhibit "A" attached hereto, and further save and except liens for taxes not yet due and payable.

               (k) Except as may be identified and described in Exhibit "A" attached hereto, the Property is not subject to any restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation or burden on the operation or the disposition of Production attributable to such properties.

               (l) No part of any of the Property is affected by any prepayment arrangement under any contract for the sale of oil or gas, or by any production payment or any other arrangement for delivery of oil or gas produced from any of the Property at some future time without Purchaser then or thereafter receiving full payment therefor, and no third party now has or at Closing will have any right to take makeup gas for which it has already paid. As of the Effective Date, there are no volumes of makeup gas owing, or accumulated transportation credits due, to gas purchasers on account of any "take-or-pay" or other provisions of any contract, and Seller has not produced or sold more than its pro-rata share of the gas from any Wells included in the Property.

               (m) Except as may be set forth in Exhibit "A" attached hereto, there are no restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation, affecting the Property that cannot be terminated upon ninety (90) days' written notice.

               (n) Without the prior written consent of Purchaser, Seller (i) shall not enter into any new agreements or commitments affecting the Property which extend beyond the Closing, and (ii) will not modify or terminate any agreements affecting any of the Property, including, without limitation, any oil and gas leases, unitization or pooling agreements, operating agreements, pipeline agreements, processing agreements, and hydrocarbon sales contracts, and (iii) will not further encumber, sell, mortgage, release, abandon, or otherwise dispose of any of the Property or any interests therein.

               (o) There is not any suit, action, or other proceeding pending or threatened which affects or relates to the Property, or seeks to restrain or prohibit Seller from selling or conveying to Purchaser the share of the Property to be purchased herein. Seller shall promptly notify Purchaser of any such proceedings which may arise or be threatened prior to Closing.


PURCHASE AND SALE AGREEMENT - PAGE 8

               (p) There are no operating agreements with third parties affecting the Property except as may be identified and described in Exhibit "A" attached hereto.

               (q) Seller has no knowledge and has not received any notice of any claimed default (or any event which, with the giving of notice or the passage of time, or both, would constitute a default) under (i) the Leases, or (ii) any order, writ, injunction, or decree of any court, commission, or administrative agency affecting the Property, or (iii) any other agreement affecting the Property. Seller shall promptly notify Purchaser of any such notice hereafter received by Seller and the occurrence of any such event of which Seller becomes aware prior to Closing.

               (r) There are no tax partnerships affecting any of the Property.

               (s) To the best of Seller's information and belief, no Production from any Well on the Property has occurred in excess of that permitted by law, orders, or regulations.

               (t) To the best of Seller's information and belief, there has been no material injury or damage to any of the Property which has not been fully repaired, replaced, or rebuilt.

               (u) Except for depletion due to continued production, there has been no substantial and material change in condition of the Property between the date hereof and Closing.

               (v) To the best of Seller's information and belief, all easements, rights of way, permits, crossing agreements, and surface rights included in the Property are in full force and effect and are valid and subsisting, and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

               (w) From and after the effective date of its acquisition of its ownership in the Leases, the Seller has performed all obligations required to be performed under such Leases, or any other instruments and agreements relating to the Properties, and is not in default thereunder, and to the best of Seller's information and belief, each of the Leases to be conveyed is valid and in full force and effect.

               (x) To the best of Seller's knowledge, Seller owns each Lease and Property in the undivided share reflected by the "Working Interest" described and set forth in Exhibit "A" for each particular Lease and Property, and Seller owns for each Lease and Property the share of Production reflected as "Net Revenue Interest" in Exhibit "A" attached hereto. Seller is being paid not less than the fractional "net revenue interest" for each Property in Exhibit "A" hereto, and, for expenses and costs for each Property, Seller is not paying more than the fractional interest specified under "Working Interest" for each Property in Exhibit "A" hereto.

               (y) To the best of Seller's information and belief, all rentals and bonuses have been timely and fully paid and discharged, and all conditions necessary to keep the Leases in full force have been performed, and no proceeds from the sale of Production attributable to the Property are currently being held in suspense by any purchaser thereof.

               (z) The Seller has not collected any proceeds from the sale of Production attributable to the Property which are subject to refund, or if so, that any such refund, if not otherwise accounted for under this Agreement, shall be the sole responsibility of the Seller. Sellers do disclose that, in a separate account in the name of Hawkeye Drilling Company, there are undistributed royalty monies for production having occurred in the Waskom Field Leases covering lands located in Harrison County, Texas.

               (aa) Except as listed in Exhibit "A" attached hereto, to the best of Seller's information and belief, there are no Wells located on the Property that are shut-in and/or


PURCHASE AND SALE AGREEMENT - PAGE 9
        unplugged which are not presently producing, or which are not presently being utilized in disposal or injection operations.

               (bb) To the best of Seller's information and belief, there are no presently existing conditions (by existing federal or state statutes and regulations) affecting the Property, which might give rise to a cause of action on behalf of any governmental agency or third party, against either Purchaser or Seller.

               (cc) All information and data provided to Purchaser by Seller or its agents concerning the Property is true and correct to the best of Seller's information, knowledge, and belief.

               (dd) Environmental Current Status. To the best of Seller's knowledge, the Property, and Seller are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Property, and Seller. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

               (ee) BGPS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) BGPS is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) BGPS possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) David Robertson and his wife are all of the shareholders, officers, and directors of BGPS, and by their execution hereof adopt and approve the terms of this Agreement.

               (ff) D&R is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana; (ii) D&R is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; (iii) D&R possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, including the Assignment, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required; and (iv) David Robertson and his wife are all of the shareholders, officers, and directors of D&R and by their execution hereof adopt and approve the terms of this Agreement.


PURCHASE AND SALE AGREEMENT - PAGE 10

               (gg) All information and data provided to Purchaser concerning the Property is true and correct to the best of Seller's information, knowledge, and belief;

               (hh) David Robertson warrants and represents that he is

                      (1) a natural person whose individual net worth, or joint
               net worth with his spouse which at this time exceeds $1,000,000.00; or

                      (2) a natural person who had an individual income in
               excess of $200,000.00 in each of the two most recent years or joint income with his spouse in excess of $300,000.00 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

        David Robertson represents and agrees that (i) his acquisition of QSR Shares will not be made with a view toward the "distribution" of such shares, as defined in the securities Act of 1933, as amended (the "1933 Act"); (ii) such shares may not be transferred or hypothecated unless, in the opinion of counsel to the corporation, such transfer or hypothecation would be in compliance with the registration provisions of the 1933 Act or pursuant to an exemption therefrom; and (iii) David Robertson agrees to sign an agreement to such effect at the time of Closing and agrees that the certificate for the shares so acquired may be inscribed with a legend to ensure compliance with the 1933 Act. David Robertson understands that the shares will not, subject to Paragraph 22 below, be registered under the 1933 Act, or under the laws of any jurisdiction. David Robertson, himself, or through his advisers, is sophisticated and experienced in financial business and investment matters, and as a result, the Seller is in a position to evaluate the merits and risks of an investment in Queen Sand Resources, Inc., a Delaware corporation.

        7. Purchasers Representations and Warranties. Purchaser represents and warrants to Seller that:

               (a) Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada;
        (ii) is duly qualified to transact business in each jurisdiction where the nature and extent of its business and properties require the same in order for it to perform its obligations under this Agreement; and (iii) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms and provisions of this Agreement and any other document, instrument, or agreement provided for herein, all of which have been duly authorized and approved by all necessary corporate action and for which no further approval or consent is required.

               (b) The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any agreement or instrument to which Purchaser is a party; or (ii) any judgment or decree applicable to Purchaser as a party in interest with respect thereto.

               (c) This Agreement has been duly executed and delivered on behalf of Purchaser, and at the Closing, all documents and instruments required hereunder to be executed and delivered by Purchaser (or its assignees) shall have been duly executed and delivered.

               (d) Subject to the conditions herein, Purchaser has or will have at Closing (i) the financial capability or (ii) commitments from responsible financial institutions to provide the funds required by Purchaser, to pay the Purchase Price and consummate the transaction contemplated hereby within the time period contemplated herein.

               (e) Purchaser either has performed, or prior to closing will perform, whatever inspection of the Property and Seller's title thereto that Purchaser deems appropriate and knows the condition thereof and is purchasing the Property as a result of such inspections and not because of, or in reliance on, any representation or warranty made by Seller other than those expressly set forth in this Agreement.


PURCHASE AND SALE AGREEMENT - PAGE 11

               (f) In the event the Purchase Price is adjusted down at Closing, based upon any unpaid taxes as set forth in Paragraph 4(b)(2) hereof (the "Tax Adjustment"), Purchaser agrees to timely make payment (equivalent to the Tax Adjustment) to such taxing authorities as may be appropriate.

        8. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transaction provided for herein are subject, at the option of Purchaser, to the fulfillment on or prior to Closing, of each of the following conditions:

               (a) Representations. The representations and warranties of Seller herein contained shall be true and correct in all material respects at Closing as though made on and as of such date (unless appropriate adjustments or remediation has been made in accordance with Paragraph 5 hereof).

               (b) Performance. Seller shall have performed all obligations, covenants, and agreements hereunder and shall have complied with all covenants and conditions contained in this Agreement to be performed or complied with by it at or prior to the Closing.

               (c) Pending Matters. No suit, action, or other proceedings shall be pending or threatened (a) against Seller before any court or governmental agency which might result in impairment or loss of value as to Seller's title to any part of the Property; or (b) which seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

               (d) Liability. No liability which affects, in a materially adverse manner, the Property or Purchaser's ability to receive the economic benefits therefrom has been or is threatened to be asserted with respect to the Property.

               (e) Defects. No Defects shall be present, which are not cured by Seller or waived by Purchaser as provided herein.

               (f) Records and Access. Seller shall have afforded Purchaser and its officers, employees, and representatives timely and reasonable access to the Records as required herein.

        9. Seller's Obligations at Closing. At the Closing, Seller shall deliver to Purchaser the following items; however, item (e) will be delivered as soon prior to Closing as reasonably practical:

               (a) The Assignment, duly executed and acknowledged by Seller;

               (b) Duly executed and acknowledged releases of all liens and burdens on the Property or on Production therefrom or attributable thereto;

               (c) Executed transfer orders (or letters in lieu thereof) addressed to all purchasers of production from the Property;

               (d) Any other executed documents or instruments which may be reasonably required to consummate the transactions contemplated herein and to fully vest Purchaser with operations and title to the Property as contemplated hereby;

               (e) The "Interim Settlement Statement," which shall set forth the Purchase Price and adjustments thereto provided for in this Agreement which are or may be determined at or prior to the Closing, which statement shall be delivered to Purchaser as soon as reasonably practical prior to Closing for Purchaser's review and approval;

               (f) All consents required of third parties, who are identified in Exhibit "A" attached, properly executed and in form approved by Purchaser;

               (g) All releases of current liens of lenders encumbering all or any part of the Property, properly executed in form acceptable by Purchaser;


PURCHASE AND SALE AGREEMENT - PAGE 12

               (h) Deliver to Purchaser a counterpart copy of the Subscription Agreement, executed by Seller and/or the party receiving the QSR Shares, covering the QSR Shares; and

               (i) Deliver to Purchaser the forms, properly executed by Sellers, required by the regulatory agencies of the respective states in which are located the leased premises of the Leases, necessary to effect the transfer of operations of the Operated Properties (as defined in Paragraph 23 below) from BGPS to Northland Operating Company. In the manner set forth in Paragraph 23(c) below, such forms relating to Leases covering lands in the State of Mississippi shall not be dated; and

               (j) Deliver to Seller the agreement between Northland Operating, Inc. and BGPS, fully executed by BGPS, regarding field services and field supervision to be provided by BGPS, described in Paragraph 23(f) below.

               (k) Delver to Seller the Escrow Deposity by certified funds.

        10. Purchaser's Obligations at Closing. At the Closing, Purchaser shall:

               (a) Deliver to Seller the Adjusted Purchase Price, in cash or other immediately available funds (which shall be subject to a subsequent accounting between Seller and Purchaser pursuant to this Agreement) less the Escrow Deposit;

               (b) Deliver to David Robertson a counterpart copy of the Subscription Agreement, executed by Queen Sand Resources, Inc. covering the QSR Shares, along with the instruction letter to the transfer agent, Continental Stock Transfer & Trust Co., authorizing and directing the delivery of the QSR Shares to David Robertson;

               (c) Deliver to Seller the fully executed promissory note described in Paragraph 2(c) above;

               (d) Deliver to Seller fully executed Mortgages, Financing Statements and Security Agreements described in Paragraph 21 below;

               (e) Deliver to Seller a fully executed Limited Guaranty and Security Agreement described in Paragraph 21 below, and deliver the stock of Purchaser in the manner provided in such agreement;

               (f) Deliver to Seller the agreement between Northland Operating Company and BGPS, fully executed by Northland Operating Company, regarding field services and field supervision to be provided by BGPS, described in Paragraph 23(f) below.

               (g) Execute and deliver any other documents or instruments which may be required to consummate the transactions contemplated herein.

        11. Escrow Deposit. An escrow deposit has been made by Purchaser To David Robertson under the letter of intent in the sum of Forty three Thousand Dollars ($43,000.00). Such sum is the Escrow Deposit under this Agreement.

        12. Notices. All notices, demands, and requests which may be given or which are required to be given by either Party to the other shall be in writing. Any notice, demand, or communication required or permitted hereunder shall be deemed to be delivered on actual receipt or three (3) days after being sent by overnight courier or Certified U.S. Mail to Seller or Purchaser, whichever occurs first, respectively, as follows:

             SELLER:                                    PURCHASER:

             D & R Petroleum, Inc.,                     Corrida Resources, Inc.
             Black Gold Production Services, Inc.,      Suite 380, Lock Box 31
             and David Robertson                        3500 Oak Lawn Avenue
             1310 Jeff Davis                            Dallas, Texas 75219-4398


PURCHASE AND SALE AGREEMENT - PAGE 13

             Hammond, Louisiana                         Attn.: Edward Munden
             Telephone:  504-345-8001                          President
             Facsimile:  504-542-7546                   Telephone:  214-521-9959
                                                        Facsimile:  214-521-9960

or such other address as Purchaser or Seller may, from time to time, designate pursuant to the terms hereof. A facsimile transmission shall be considered an original document for purposes of providing notice under this section.

        13. Furnishing Data and Information. The Seller also agrees to promptly cooperate in all reasonable requests by Purchaser in furnishing copies, at Purchaser's expense, of all Records necessary for Purchaser to conduct its due diligence under the terms of this Agreement.

        14. Post-Closing Adjustments. As soon as practicable after the closing, and in any event within sixty (60) days after Closing, Seller shall prepare and deliver to Purchaser, in accordance with this Agreement and generally accepted accounting principles, a statement (the "Final Settlement Statement") setting forth each adjustment or payment pursuant to Paragraph 4 hereof that was not finally determined as of the Closing ("Post-Closing Adjustments") and showing the calculation of such Post-Closing Adjustments and the aggregate amount thereof. Within ten (10) business days after receipt of the Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. The Parties undertake to agree with respect to the amounts of such Post-Closing Adjustments no later than ninety (90) days after the Closing Date. The date upon which such agreement is reached or upon which the aggregate amount of the adjustments are finally established shall be herein called the "Final Settlement Date." Seller shall pay to Purchaser, or vice versa, as the case may be, within ten (10) business days after the Final Settlement Date the amount of such adjustments (as finally established), by means of wire transfer in immediately available funds or by means of a certified bank check. Without limiting the foregoing obligation of Seller to timely pay, Purchaser shall have the right to offset its obligation under the Notes by any sums which may be due and owing by Seller to Purchaser under Paragraph 4 and this Paragraph 14.

        15. Failure to Perform/Termination of Agreement. If the Seller should fail to fully and timely perform any of its obligations hereunder, or should fail to consummate the sale of the Property, except due to the Purchaser's default, the Purchaser may, at its option, enforce specific performance of this Agreement, or terminate this Agreement, in which latter event the Purchaser shall be entitled to an immediate return of the Escrow Deposit (plus accrued interest). If Purchaser should fail to fully and timely perform any of its obligations hereunder, and fail to consummate the purchase of the Property, except due to the Seller's default or other provisions in this Agreement that permit Purchaser to terminate this Agreement, the Seller shall have the right to receive the entire amount of the Escrow Deposit (plus accrued interest), such sum being agreed to by the Parties as liquidated damages for the failure of the Purchaser to perform its obligations hereunder. In such case, Seller agrees to accept and receive the Escrow Deposit payment as its sole remedy hereunder. The Parties agree that in the event of a default by the Purchaser, the actual damages sustained by Seller would be difficult of definite ascertainment because of the uncertainties of the oil and gas industry and the fluctuations of property values between the date of this Agreement and the date upon which a breach of this Agreement occurs by the Purchaser. If Purchaser elects to terminate this Agreement according to the provisions hereof that permit Purchaser to terminate this Agreement, the Escrow Deposit (plus accrued interest) shall be returned to Purchaser.

        16. Indemnification by Seller.

               (a) Seller agrees to indemnify and save and hold harmless Purchaser against and from any loss, damage, or expense sustained by Purchaser arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Purchaser.

               (b) Seller agrees to indemnify and save and hold harmless Purchaser against all claims, liabilities, costs, expenses, taxes, and liability arising out of the ownership or operation of the Property, and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions prior to the Effective Date.


PURCHASE AND SALE AGREEMENT - PAGE 14

               (c) If any claims for brokerage fees are asserted against Purchaser in connection with this transaction based upon alleged commitments made by Seller, Seller shall indemnify Purchaser against all such claims and reimburse Purchaser for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

               (d) Notwithstanding anything to the contrary contained herein, Seller agrees to indemnify and save and hold harmless Purchaser for Seller's gross negligence or willful misconduct for that period of time between the Effective Date and Closing.

               (e) The provisions of subparagraph (a) through (e) above of this Paragraph 16 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

               17. Indemnification by Purchaser.

               (a) Purchaser agrees to indemnify and save and hold harmless Seller against and from any loss, damage, or expense sustained by Seller arising out of or resulting from any breach of any of the representations and warranties made hereunder and not waived by Seller.

               (b) Purchaser shall assume and hereby agrees to pay, honor, discharge, and perform fully and timely, the obligations and liabilities directly associated with the Seller's interest in the share of the Property acquired by Purchaser hereunder, which are attributable to the period of time from and after the Effective Date.

               (c) Purchaser agrees to indemnify and save and hold harmless Seller against all claims, costs, expenses, windfall profits taxes, and liabilities arising out of the ownership or operation of the share of the Property acquired by Purchaser hereunder and based upon the occurrence of events, the accrual of obligations or liabilities, or the existence of conditions on and subsequent to the Effective Date (but not including these costs and expenses incurred with respect to the purchase of Seller's interest in the Property or the negotiations leading to such purchase).

               (d) If any claims for brokerage fees are asserted against Seller in connection with this transaction based upon alleged commitments made by Purchaser, Purchaser shall indemnify Seller against all such claims and reimburse Seller for all reasonable expenses incurred in responding to such claims, including reasonable attorney's fees.

               (e) The provisions of this Paragraph 17 shall survive Closing for a period of four (4) years from the date of Closing, and Purchaser shall not be entitled to assert any right of indemnification hereunder after such date.

        18. Principal on First Note; Right to Demand Installments of Principal.

               (a) The First Note shall not bear interest for the first two years of the Note.

               (b) Interest on the First Note for the third year of the First
        Note is payable in shares of common stock of QSR and shall be paid on maturity date of the Note. Such number of shares of QSR common stock to be delivered at maturity date of the First Note shall be determined as follows:

                      (1) multiplying the principal outstanding on the First
               Note during the third year of the First Note at a rate of nine percent (9%) per annum; and

                      (2) dividing such product by the conversion rate per share which shall be equal to seventy-five percent of the average closing bid price per share, as reported by NASDAQ, for the thirty day period immediately preceding maturity date; and

                      (3) any fractional share shall be rounded up to a full
               share.


PURCHASE AND SALE AGREEMENT - PAGE 15

               (c) Every six month period commencing one hundred and eighty days following date of Closing the Seller may demand payment of one-fifth (1/5th) of the principal of the First Note. Any such demand shall be in writing. Payment shall be made at the later of (i) the end of such sixth month period, or (ii) on the sixtieth day after Purchaser's receipt of Seller's written notice. If during any six month period Seller does not elect to demand an installment payment of principal, then the right to demand an installment payment of principal for such period shall be carried forward for one six month period only. In this regard, Seller may demand in a future six month period the installment payment which Seller could have demanded in the immediately prior six month period; provided, however, (i) Seller shall deliver to Purchaser one hundred and twenty days written demand for payment in connection with any installment demand relating to a prior six month period, and (ii) payment by Purchaser of the installment of principal relating to such prior six month period shall be made at the time payment is to be made by Purchaser of an installment of principal for the then current six month period.

               (d) All shares of QSR stock to be issued under the terms of the First Note are to be issued to David Robertson.

        19. Conversion of the First Note into Shares of QSR.

               (a) One year and one day from the date of Closing, Seller can convert all or any portion of the First Note into shares of common stock of QSR. Each such conversion shall not less than one hundred thousand (100,000) shares of QSR. Each such conversion shall occur on the fifteen days written notice delivered to Purchaser by Seller. The basis of conversion shall be at the price determined by multiplying seventy-five percent times the average closing bid price, reported by NASDAQ, for the thirty days immediately preceding the fifteenth day following Purchaser's receipt of the conversion notice. Any fractional share shall be rounded up to a full share.

               (b) Any principal of the First Note which may be converted to shares of QSR shall nevertheless be considered as outstanding for purposes of determining the shares of QSR which are to be delivered as interest, pursuant to subparagraph (a) immediately above. The Seller is therefore to receive the full third year interest on any converted principal, notwithstanding when Seller exercises his conversion election. In the event of any conversion of principal, the interest in QSR shares on such converted principal shall be paid on paid on maturity date.

        20. Other Purchase and Sale Agreements. Purchaser has tendered purchase and sale agreements, dated on or about the date hereof, to other parties, all of whom are named in Exhibit "E" attached hereto (the "Other Purchase and Sale Agreements"). Such other agreements may cover the interest, if any, of such other parties in and to some or all of the Leases and Property covered by this Agreement, and may cover other oil and gas properties which are not the subject of this Agreement. Purchaser and Seller agree that the Closing under this Agreement shall be simultaneous with the closings under the Other Purchase and Sale Agreement, and that Closing under this Agreement shall be conditional upon closing occurring under such other agreements. In the event Seller may have any claim or interest in and to the property rights and interests which are the subject of such other purchase and sale agreements, and which are not the subject of this Agreement, then, for the consideration herein, Seller agrees to sell and convey to Purchaser all of Seller's interest in and to the such property rights and interests which are the subject of the Other Purchase and Sale Agreements, above described.

        21. Security for the Notes.

               (a) The Note shall be secured by mortgages, financing statement and security agreement, which are compatible with the laws of the state in which are located the secured premises, containing terms mutually agreed upon by Seller and Purchaser, covering (i) all property rights and interests acquired by Purchaser under this Agreement, and (ii) all property and interests acquired by Purchaser under the Other Purchase and Sale Agreements, and (iii) all other property rights and interests owned by Purchaser. Such property rights and interests shall not be encumbered by any other lien holders. At closing Purchaser shall


PURCHASE AND SALE AGREEMENT - PAGE 16
        execute and deliver to Seller all such mortgages, financing statements and security agreements.

               (b) By a limited non-recourse guaranty, the Notes shall be guaranteed by QSR to the extent and only to the extent of a security interest granted by QSR to Seller in and to all of the stock of Purchaser, all of which stock is owned by QSR. At closing QSR shall execute a Limited Nonrecourse Guaranty and Security Agreement, containing mutually agreeable terms, covering and pertaining to the security interest granted by QSR in all of the issued and outstanding stock of Purchaser, and QSR shall deliver all of the issued and outstanding stock of Purchaser to the Custodian pursuant to terms of such agreement. Save and except for the pledge of all of the issued and outstanding stock of Purchaser, the guaranty of QSR shall be without recourse to QSR. Specifically, the Seller shall have no recourse against QSR, other than the security interest in the stock of Purchaser, for any of the indebtedness under the Note.

        22. Unregistered Securities; Share Restrictions; Certain Registration Rights.

               (a) Seller acknowledges that all shares of common stock of QSR acquired pursuant to this Agreement, or acquired upon conversion of all or any portion of the First Note, or acquired as interest on the Note, except as further provided in this paragraph, will not be registered under the Securities Act of 1933 as amended (the "Securities Act") or qualified under applicable state securities law and that the transferability thereof is restricted by the registration provisions of the Securities Act as well as such state laws. Based upon the representation and agreements being made by it herein, such shares will be issued under this Agreement, and on conversions under the Note, pursuant to an exemption from such registration provided by Section 4(2) of the Securities Act and applicable state securities law qualification exemptions. The Seller represents that it is, and shall, acquire such shares for its own account, for investment purposes only, and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring, or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring, or disposing of them upon full compliance with all applicable provisions of the Securities Act, the Securities and Exchange Act of 1934 as amended, the Rules and Regulations promulgated by the United States Securities and Exchange Commission thereunder, and any applicable state securities laws. The Seller further understands and agrees that (i) the securities may be sold only if they are subsequently registered under the Securities Act and qualified under any applicable state securities laws or, in the opinion of counsel acceptable to the Purchaser, an exemption from such registration and qualification is available; (ii) except as otherwise provided for herein, the Purchaser will be under no obligation to register or qualify the said shares or effect compliance with any exemption from such registration or qualification; and (iii) any routine sales of securities made in reliance upon Rule 144 promulgated by the Commission can be made only in the amounts set forth in and pursuant to the other terms and conditions of that Rule.

               (b) The Seller agrees that each certificate representing any shares of QSR acquired by Seller under this Agreement, and under the Note, will bear on its face a legend in substantially the following form:

                      These securities have not been registered under the
               Securities Act of 1933 or qualified under any state securities laws. They may not be sold or transferred in the absence of an effective registration statement under that Act or qualification under applicable state securities laws without an opinion of counsel satisfactory to the Company that such registration and qualification are not required.

               (c) Upon the request of Purchaser, at Closing, a Subscription Agreement shall be executed in counterpart copy by QSR and David Robertson, being the party receiving the QSR Shares. Further, prior to the delivery of by QSR shares, as a consequence of interest on the Note, or as a consequence of the conversion of the Note, a Subscription Agreement shall be executed in counterpart copy by Seller and QSR.


PURCHASE AND SALE AGREEMENT - PAGE 17

               (d) On a best efforts basis, Purchaser will cause Queen Sand Resources, Inc., to proceed with the actual preparation and filing, within one hundred eighty (180) days of the date of Closing, of a registration statement under the Securities and Exchange Act of 1933 as amended in connection with the proposed offer and sale of any of its securities, and to cause all of the QSR Shares issued pursuant to this Agreement to be included in such registration statement, and to attempt to have the QSR Shares to be so registered, all to the extent requisite to permit the sale or other disposition by Purchaser of the QSR Shares. All expenses relating to such registration allocable to the QSR Shares issued pursuant to this Agreement will be borne by Purchaser. In the event prior to the attempt to so register securities QSR has delivered to Seller shares of QSR as a consequence of conversion or conversions of all or any part of the Note, or as interest on the Note, then such additional shares shall be included in the attempted registration.

               (e) Upon the purchase and closing under the Other Purchase and Sale Agreements, which are described in Paragraph 20 above, some of the other sellers under such other agreements may receive, as part of the consideration to them under their respective agreements, shares of the common stock of QSR. All shares of QSR to be received by Seller under this Agreement, including shares which may be received by conversion of the Note and which may be received as interest on the Note, and all shares which may be received by the sellers under the Other Purchase and Sale Agreements, and as a consequence of conversion or interest under any promissory notes delivered under the Other Purchase and Sale Agreements, when sold in compliance with all other restrictions herein contained, or when sold under any future registration of said shares, may be sold through the public market only on the basis of 10,000 shares in the aggregate being sold within every ninety-day period. Any sales through the public market of any such shares of QSR which exceed 10,000 shares within a ninety day period shall be deemed void. QSR shall have full right and authority to refuse any requested transfer of the certificates of such shares, to the extent the transfers exceed 10,000 shares within a particular ninety day period. The first ninety day period will commence upon the first day that any of said shares become free trading in the public market.

        At closing under their respective agreements, Seller and the various other sellers who receive shares of the common stock of QSR shall execute counterpart copies of a stock restriction agreement, which document shall recite the restriction on transfers contained in this paragraph. Such separate stock restriction agreement will thereupon supersede and replace the restrictions contained in this paragraph, and the similar restrictions contained in the Other Purchase and Sale Agreements..

        23. Operations. The properties described in the attached Exhibit "A" under the headings"Barber Creek Field," and "East Nancy Field" are operated by BGPS. The properties described in the attached Exhibit "A" under the headings "Ramos Field," "Wax Lake Field," and "Stafford Springs Field [Travis #3]" are operated by Black Gold Production Company, Inc., a Louisiana corporation (which is hereinafter referred to "BGPC"). All of such properties are hereinafter referred to as the "Operated Properties". Regarding operations, the Parties agree as follows:

               (a) Effective upon Closing BGPS and BGPC shall resign as operator of any of the oil and gas properties acquired by Purchaser which are located in the states of Texas and Louisiana which are operated by such resigning company. At Closing there shall be delivered to Purchaser, duly executed by BGPS and BGPC, the appropriate forms required by applicable state regulatory authority, which shall be effective to transfer operations of such properties to Northland Operating Company, who is Purchaser's designated operator.

               (b) BGPS and BGPC shall continue to operate the Operated Properties presently operated by each of them located in the state of Mississippi for a period not greater than one hundred and eighty days, until Purchaser should elect to cancel and terminate such operations by BGPS, which election to terminate is a matter in the sole and absolute discretion of Purchaser. It is the intention of the parties that Purchaser shall not cancel and terminate the operations of BGPS and BGPC of such Operated Properties until such time that Northland Operating Company has become authorized to conduct business in the state of Mississippi, and has approved as an operator in the state of Mississippi by the governing regulatory


PURCHASE AND SALE AGREEMENT - PAGE 18
        authority. Any such election by Purchaser to cancel and terminate the operations of BGPS and BGPC shall be deemed a resignation by BGPS and BGPC of its operations. During the period of time that BGPS and BGPC continue to operate the Operated Properties located in the State of Mississippi, BGPS, or BGPC, as the case may be, shall received as compensation the fees payable to the Operator under the current operation agreements covering the particular properties.

               (c) At Closing there shall be delivered to Purchaser a form of the regulatory authority in the State of Mississippi governing oil and gas operations for each of the Operated Properties located in the State of Mississippi, duly executed by BGPS and BGPC, as the case may be, for the transfer of operations. The transferee operator shall not be completed in such forms, and the date of transfer of operations shall not be completed in such forms. By their signatures hereto, BGPS and BGPC, as the case may be, and Seller hereby irrevocably appoint Robert
        P. Lindsay, or any other individual designated of Purchaser, as the agent and attorney in-fact for BGPS and BGPC (i) to complete such forms with the transferee operator, and to date of the transfer of operations, upon Purchaser's election to cancel and terminate the operations of BGPS, or BGPC, as the case may be, for a particular property, (ii) to properly file said form with the appropriate offices of the regulatory authority governing oil and gas operations in the State of Mississippi, and (iii) to cast the ballot of Seller, BGPS and BGPC in the selection of a successor operator hereafter of any of the Operated Properties, in the event of any election hereafter of a successor operator of a particular Operated Property occurs under and pursuant to the terms of any operating agreements which may cover the particular Operated Property.

               (d) Seller and BGPC and Purchaser do hereby agree to execute all such documents as may be reasonable and necessary to effect the transfer of operations to Northland Operating Company, or to such other operator selected by Purchaser. In particular, Seller shall notify any third party non-operating joint owners of the resignation of BGPS, or BGPC, as the case may be, and with reasonable diligence and in good faith, shall assist Purchaser in acquiring the consents of any such owners to the selection of Purchaser's designated operator as the successor operator of the Operated Properties.

               (e) It is understood and agreed that the ability of Purchaser to select an operator of its choice is a very material consideration to Purchaser in this Agreement, and the Seller shall take no action to thwart or hinder Purchaser in its attempt to designate an operator of its choice as the operator of any of the properties. Seller agrees to cast its ballot for the operator of Purchaser's choice in the event of any elections hereafter of the operator on any of the properties, including both the Operated Properties, and any other properties, and shall otherwise assist Purchaser in its efforts to have the properties operated by an operator of Purchaser's choice. Seller shall not seek the operations of any property without the express written consent of Purchaser.

               (f) To the extent BGPS, or BGPC, is in possession of any of the Records at the time of its termination as operator, such company shall promptly deliver all such Records to Purchaser.

               (g) It is the intention of Purchaser and Seller that Northland Operating Company and BGPS shall enter into an agreement whereby, pursuant to the terms and provisions of any such agreement, BGPS shall provide to Northland Operating Company the field supervision and field services which may be necessary for the operations to be conducted by Northland Operating Company of the Operated Properties.

               (h) To reflect its agreement to be bound by the obligations set forth in this Section of this Agreement, BGPC joins in the execution of this Agreement.

        24. Reservation of Overriding Royalty Interests.

               (a) Barbara Creek Field and East Barbara Creek Field. Seller reserves and excepts from the purchase and sale contemplated by this Agreement, as an overriding royalty interest, certain of Seller's revenue share in and to the Leases described under the headings


PURCHASE AND SALE AGREEMENT - PAGE 19

        "Barbara Creek Field" and "East Barbara Creek Field" in Exhibit "A" attached hereto, which Leases cover lands located in Scott County, Mississippi. Purchaser shall be entitled to an NRI interest in and to such Leases which is the higher of (i) the NRI for each such particular Lease as set forth in Exhibit "A" attached hereto, or (ii) seventy-five percent (75%) times the leasehold interest in and to each such Leases acquired by Purchaser from Seller under this Agreement. Any revenue share in and to each such Lease owned by Seller in excess of the revenue share to which Purchaser is entitled under this Agreement is reserved by Seller as an overriding royalty interest. The terms of such overriding royalty interest are set forth in Exhibit "D" attached hereto.

               (b) Waskom Field. Hawkeye Drilling Company, a Louisiana corporation authorized to conduct business in Texas ("Hawkeye"), is the owner of that certain Farmout Agreement dated December 1, l994, from Seagull Mid-South, Inc., as farmor, to Hawkeye Drilling Company, as farmee, covering certain leases and lands located in the Waskom Field in Harrison County, Texas, which lands are depicted in Exhibit "F" attached hereto and made a part hereof, which farmout agreement was amended by that certain amendment dated May 15, l995, by and between Seagull Mid-South, Inc. and Hawkeye Drilling Company. Such farmout agreement is often referred to by the Parties as the "Seagull Farmout #2." Prior to the date hereof, Seagull Mid-South, Inc. has given its approval and consent to the assignment of the Seagull Farmout #2 to Queen Sand Resources, Inc., a Nevada corporation. By Purchase and Sale Agreement of even date herewith between Hawkeye, as assignor, and Queen Sand Resources, Inc., a Nevada corporation, as assignee, Hawkeye shall convey to Queen Sand Resources, Inc. all of its rights in and to the Seagull Farmout #2. Queen Sand Resources, Inc., a Nevada corporation, shall take title to said farmout rights under the covenant and agreement to cause, or attempt to cause, Seagull Mid-South, Inc. to consent and approve the assignment and conveyance of such farmout rights to Purchaser. If Queen Sand Resources, Inc., a Nevada corporation, is unsuccessful in causing such contract rights to be assigned to Purchaser , then Queen Sand Resources, Inc. shall hold said contract rights subject to the obligations set forth in this Agreement. The parties do hereby agree that Seller shall be entitled to, and Purchaser agrees to grant and convey to Seller, an overriding royalty interest equal to two and one-half percent (2 1/2) of all of the oil and gas produced, marketed and sold under and by virtue of any leasehold rights which may hereafter be earned under said farmout agreement. Said overriding royalty interest shall be subject to the same terms as applicable the to the overriding royalty reservation by Seller from the Barbara Creek Field and East Barbara Creek Field, as set forth in Exhibit "D" attached hereto. In this regard, if the leases covered by the farmout agreement cover less than the entire and undivided mineral interest in the leased premises described therein, then the overriding royalty interest in any such particular lease shall be proportionately reduced to the actual interest in the mineral estate covered by such lease.

        25. Reservation of Working Interest.

               (a) East Nancy Field. There is located on the Leases described under the heading "East Nancy Field" in Exhibit "A," which leases cover lands located in Clarke County, Mississippi (the "East Nancy Leases"), the Jessie Allen 17-14 Well No. 1 S/N, which well is presently producing. There are numerous wells located on the East Nancy Leases which are shut-in and not producing and which are identified in Exhibit "A" attached hereto (the "Shut-in Wells"). Seller reserves no interest in the Jessie Allen 17-14 Well No. 1 S/N. Under this Agreement Purchaser acquires the entire interest of Seller in the Shut-in Wells. In the event and only in the event Purchaser should elect after Closing to attempt a recompletion or rework of any of the Shut-in Wells, to attempt to produce oil and/or gas from the Norphet or Smackover formations, BGPS reserves and excepts from the purchase and sale contemplated by this Agreement the right to participate in any such reworks or recompletions in the Norphet or Smackover formations, to the extent of an undivided twenty-five percent (25%) of the leasehold interest presently owned by Seller in and to the East Nancy Leases upon which the particular well is located. In the event BGPS elects to participate in any such operation, and, if the particular operation is successful in establishing production in paying quantities, and if BGPS pays its share of the costs of such operation, then Purchaser shall deliver to Seller an assignment which reconveys to Seller an undivided twenty-five percent (25%) in the leasehold interest conveyed to Purchaser under this


PURCHASE AND SALE AGREEMENT - PAGE 20

        Agreement in the East Nancy Leases, but (i) insofar and only insofar as such Leases cover all of the lands lying within the outer boundaries of any voluntary pooled unit which has been declared for such well, or, in the absence of any such pooled unit, the proration unit having been declared for such well by the Operator with the applicable regulatory authority, or, in the absence of any such designation of a proration unit, then an area of land designated by the Operator which encompasses such well which shall be of sufficient size to permit the production of such well at a maximum allowable from the Norphet and/or Smackover formations under the applicable regulatory authority in the state of Mississippi, and (ii) insofar and only insofar as such Leases cover the Smackover and Norphet formations. As between Seller and Purchaser, any operations conducted hereafter on the Shut-in Wells in the Smackover and Norphet formations shall be subject to the terms and provisions of the operating agreement attached hereto as Exhibit "G" and made apart hereof, naming Northland Operating Company, as Operator, and Seller and Purchaser as non-operators. One year from the date of Closing either of the Parties may exercise the reciprocal purchase rights, as set forth in paragraph 27 below, as to the Smackover and Norphet formations for the Shut-in Wells. Any exercise of the reciprocal purchase rights shall include all of the Shut-in Wells, and all of the East Nancy Leases but
        (i) insofar and only insofar as such Leases cover all of the lands lying within the outer boundaries of any voluntary pooled unit which has been declared for such well, or, in the absence of any such pooled unit, the proration unit having been declared for such well by the Operator with the applicable regulatory authority, or, in the absence of any such designation of a proration unit, then an area of land designated by the Operator which encompasses such well which shall be of sufficient size to permit the production of such well at a maximum allowable from the Norphet and/or Smackover formations under the applicable regulatory authority in the state of Mississippi, and (ii) insofar and only insofar as such Leases cover the Smackover and Norphet formations. It is acknowledged and understood that Seller reserves no interest in the Jessie Allen 17-14 Well No. 1 S/N, and the reciprocal purchase rights do not apply to such well, and the East Nancy Leases upon which such well is located, or to the extent pooled with such well. If BGPS fails or refuses to participate in a proposed recompletion or rework in a particular well, as herein provided, BGPS shall have no further right to participate in further reworks or recompletions in the particular well.

               (b) Waskom Field. By assignment of even date herewith between Hawkeye, as assignor, and Queen Sand Resources, Inc., as assignee, Hawkeye shall convey to Queen Sand Resources, Inc. the farmout rights under the Seagull Farmout #2. Such farmout agreement, and the conveyance occurring of such farmout agreement is described above in Paragraph 24(b). The parties do hereby agree that BGPS shall have the right to participate in any operations conducted under such agreement to the extent of an undivided 12.5%. If any leasehold rights are earned under such farmout agreement by virtue of operations in which BGPS participated, BGPS shall be entitled to an undivided 12.5% of such rights. In this regard, promptly upon Purchaser receiving a conveyance of any such leasehold rights from the farmor, Purchaser shall promptly deliver an assignment in recordable form delivering to BGPS its undivided 12.5% of such leasehold rights. It understood that in the conduct of operations to be conducted on the Seagull Farmout #2, or on the lands described in this Paragraph 25(b), the rights and obligations of BGPS and Purchaser shall be governed by the terms and provisions of that certain operating agreement attached hereto as Exhibit "G," naming Northland Operating Company as operator, and naming BGPS and Purchaser and non-operators. Any assignments to be delivered by Purchaser to BGPS of rights earned under the farmout agreement shall be made specifically subject to this operating agreement. From and after one year from the date of Closing either of the parties hereto may exercise the reciprocal purchase rights, as set forth in paragraph 27 below, as to the rights and interest of the other party in the Seagull Farmout Agreement #2, and as to any leasehold rights earned under such agreement.

        26. Reservation of Interest in Waterflood Operations.

               (a) It is the belief of Seller that, subsequent to the primary production from the Lower Tuscaloosa formation from the Leases described in Exhibit "A" attached hereto identified under the heading "SW East Fork Field," covering lands in Amite County, Mississippi, waterflood operations should be attempted for secondary recovery from such


PURCHASE AND SALE AGREEMENT - PAGE 21
        formation under such Leases. For purposes of this Section 26, such leases shall hereinafter be called the "Waterflood Leases." Purchaser agrees that within eighteen months from the date of Closing Purchaser shall cause the Operator to submit to BGPS a proposal for waterflood operations on the Waterflood Leases, along with a proposed waterflood unit agreement and waterflood operating agreement, with Purchaser's designee as Operator. If BGPS approves the waterflood proposal, and the proposed unit agreement and unit operating agreement, whether as initially proposed or as thereafter modified as a consequence of further negotiations, then, BGPS may notify Purchaser and Operator of its approval, and shall execute such documents and deliver them to Purchaser and Operator. Upon such execution and delivery BGPS shall be deemed a participant in the waterflood operations, to the extent of an undivided twelve and one-half percent of the interest in the Waterflood Leases conveyed to Purchaser, pursuant to the terms of this Agreement and the terms of the Other Purchase and Sale Agreements.. In this regard Seller shall then immediately bear, under and according to the unit operating agreement, its proportional share of the costs and expense which may be incurred from and after the date of BGPS's execution of such agreements in connection with the creation [including all engineering, land and legal costs associated with the creation of the unit plan], implementation and conduct of the waterflood operations. Seller shall begin to share in production from the Waterflood Leases at 7:00 a.m., local time, on the first day of the month following the date of Seller's execution and delivery to Purchaser of such documents. If BGPS fails to execute and deliver such documents to Purchaser within thirty (30) days of BGPS's receipt of such documents, BGPS shall be deemed to have elected not to participate in the waterflood operations. If BGPS elects not to participate in the waterflood operations, BGPS shall have no further interest in the Waterflood Leases.

               (b) In the event of BGPS's election to participate in the waterflood operations, Purchaser shall deliver to BGPS, to be effective at 7:00 a.m., local time, of the first day of the month following the month in which BGPS executed and delivered to Buyer the documents referenced in subparagraph (a) above, an assignment conveying an undivided twelve and one-half percent of the interest in the Waterflood Leases acquired by Purchaser under this Agreement, and under the Other Purchase and Sale Agreements, insofar and only insofar as the Leases cover the Lower Tuscaloosa formation. Such assignment shall include an undivided twenty-five percent of the Property acquired by Purchaser under this Agreement insofar and only insofar as such Property covers, applies to, or is attributable to the Waterflood Leases, and insofar as the Property covers, applies to, or is used in connection with operations in the Lower Tuscaloosa formation. Such assignment shall be subject to the waterflood unit agreement and the waterflood unit operating agreement.

               (c) In the event BGPS elects to participate in the waterflood operations pursuant to this Section , then either Party hereto, Seller or Purchaser, may exercise the reciprocal purchase rights set forth in Paragraph 27 below.

        27. Reciprocal Purchase Rights.

               (a) For purposes of this Section , the term "Transfer Interest" shall mean:

                      (1) For the Smackover and Norphet formations in the East
               Nancy Leases covering lands in the East Nancy Field, which are described in Paragraph 25(a) above, then, in the case of Purchaser, the term "Transfer Interest" shall mean all interest in the Shut-in Wells, and in the East Nancy Leases on which such wells are located, or to the extent pooled with such wells, as to such formations only, acquired by Purchaser from Seller under this Agreement, and, in the case of Seller, the term "Transfer Interest" shall mean all interest in such Shut-in Wells and Leases, as to such formations, which is reserved to BGPS under this Agreement.

                      (2) For the contract rights in the Seagull Farmout
               Agreement #2, and any leasehold rights earned under such farmout agreement, then, in the case of Purchaser, the term "Transfer Interest" shall mean an undivided thirty-seven and one-half percent (37.5%) of the contract rights under such farmout agreement, and an undivided thirty-seven and one-half percent (37.5%) of any of the leasehold rights


PURCHASE AND SALE AGREEMENT - PAGE 22
               earned under such farmout agreement, and, in the case of Seller, shall mean all interest to which BGPS is entitled under Paragraph 25(b) above in and to such farmout agreement and any of the lands earned under such farmout agreement.

                      (3) For the Waterflood Leases, as to Purchaser, the term
               "Transfer Interest" shall mean an undivided one-half of all interest in the Waterflood Leases acquired by Purchaser under this Agreement, and under the Other Purchase and Sale Agreements, and all of the Property acquired by Purchaser under this Agreement and under the Other Purchase and Sale Agreements, which cover, apply to, or are attributable to the Waterflood Leases, but insofar and only insofar as the Waterflood Leases cover the Lower Tuscaloosa formation, and insofar and only insofar as the Property is used in connection with the Lower Tuscaloosa formation, and, in the case of Seller, being all of BGPS's right to own and participate, to the extent of an undivided twelve and one-half percent of the interests conveyed under this Agreement and under the Other Purchase and Sale Agreements, in the waterflood operations in the Waterflood Leases (which rights to participate are set forth in Paragraph 26 above).

               (b) If a Party has the right to invoke the provisions of this Section , then, the Party shall give the other Party written notice to invoke the provisions of this Section . The party giving such notice shall for purposes of this Section be called "A," and the party receiving such notice shall for purposes of this paragraph be called "B." The notice shall state that A wishes to purchase the particular Transfer Interest of B, and to apply the provisions of this Section of this Agreement. Such written notice from A shall also express (i) a proposed purchase price for the particular Transfer Interest of B, and
        (ii) a dollar figure, which is the basis of the proposed purchase price to B, for each one percent of the leasehold interest in the Leases which comprise the Transfer Interest (hereinafter called the "Specified Value"). A's notice shall be accompanied by a letter or other written statement signed by a bank confirming that A has deposited with such bank the sum of the purchase price to B, and that such sum so deposited shall be held and applied pursuant to the provisions of this Section .

               (c) Within sixty days from its receipt of such notice from A, B shall give written notice to A electing either (i) to purchase A's particular Transfer Interest in the same Leases which are the subject of A's proposal (A hereby agreeing to sell its Transfer Interest to B in such event pursuant to the provisions of this Section ), or (ii) sell its particular Transfer Interest to A pursuant to the provisions of this Section . In the event B elects to purchase the particular Transfer Interest from A, the purchase price payable to A shall be computed by multiplying the Specified Value times A's Transfer Interest. If B shall give notice to A to purchase A's particular Transfer Interest, then such notice, to be effective, shall be accompanied by a letter or other statement signed by a bank confirming that B has deposited the purchase price which shall be held and applied under this Section , and thereupon the deposit made by A pursuant to this Section shall be returned to A by the bank with which A has deposited such monies. If B shall not effectively give either of the above described notices within twenty days after receipt of notice from A, then B shall be deemed to have elected to sell its particular Transfer Interest to A for the purchase price offered by A.

               (d) The closing on the purchase shall take place on or before the first business day following fifteen days following the expiration of the twenty day period set forth above for giving notice of an election by B, on which date the selling Party shall convey, transfer and assign to the purchasing party, by assignment and bill of sale, and such other instruments of transfer as shall be reasonably requested by the purchasing Party, the selling Party's particular Transfer Interest, and shall, to the extent requested by the purchasing Party, cooperate to effect a smooth and efficient continuation of the operations of the Leases.

               (e) On the closing date the purchasing Party shall pay the purchase price to the selling Party. The purchase price shall be paid in a lump sum at the closing in cash, certified funds, or wire transfer of immediately available funds.

               (f) The sale shall be effective as of the date of closing. In connection with such purchase, the purchasing Party shall assume all obligations relating to the particular Transfer


PURCHASE AND SALE AGREEMENT - PAGE 23

        Interest, from and after the date of closing, and shall indemnify the selling Party from and against all obligations and liabilities from and after such date arising from, relating to, or attributable to the Transfer Interest. The particular Transfer Interest shall be free and clear of any and all conveyances, liens and encumbrances from the date hereof, save and except such matters having been agreed to by the Parties, such as, for example, operating agreements and gas purchase agreements.

               (g) The closing shall occur at such place as shall be designated by the purchasing Party by notice to the selling Party at least ten (10) days prior to the closing date.

               (h) If the purchasing Party shall fail to complete the purchase within the time and in the manner required by this Section , then (i) the deposit made by such Party with the bank shall be forfeited by the purchasing Party and shall be paid over by such institution to the selling Party, and (ii) the selling Party may then elect (a) to become the purchasing Party and to purchase the other Party's Transfer Interest at the purchase price provided for herein, said election to be made within fifteen days after the initial purchasing Party's failure to timely and/or properly close, with the closing to take place within ten
        (10) days thereafter, or (b) to cancel the notice invoking the provisions of this Section , regardless of who originally gave the notice, in which event the Party failing to complete the purchase shall have no further right thereafter to invoke the provisions of this Section for any reason whatsoever.

               (i) The provisions of this Section may only be exercised on a "field" basis. Therefore, to exercise the rights under this Section in the Waterflood Leases, the purchasing Party shall purchase all of the Transfer Interest of the selling Party in all of the Waterflood Leases, as to the Lower Tuscaloosa formation. To exercise the rights under this Section as to the Smackover and Norphet formations in the Shut-in Wells in the East Nancy Leases described in Paragraph 25(a) above, the purchasing Party shall purchase all of the Transfer Interest of the selling Party in all of such wells and Leases, as to such formations. In like manner, any exercise of the rights under this Section as to the Waskom Field, as described in Paragraph 25(b) above, shall apply to the Transfer Interest of Seller and Purchaser in the entire Seagull Farmout #2 and in any rights earned under such agreement.

        28. Confidentiality. Prior to Closing, the Seller shall be furnishing to Purchaser various information relating to Seller and the Property, and Seller's business activities, assets, finances, costs, revenues, rights, obligations, liabilities, and strategies. In consideration of the Seller furnishing this information to Purchaser, Purchaser agrees that prior to Closing (a) that such information is confidential and/or proprietary to Seller, and such information shall be entitled to and shall receive treatment as such by Purchaser; (b) Purchaser shall use its best efforts, and will advise all of its employees, representatives, agents, and advisors who have access to such information, to use their best efforts to hold in confidence, not to disclose to others, and not to use (except in respect of the transaction contemplated by this Agreement) any such information; and (c) if Closing does not occur, all such information, unless otherwise specified in writing, shall remain the property of Seller, and shall be returned to Seller together with any copies made thereof. Prior to Closing, Purchaser shall provide such information only to its employees, representatives, agents, and advisors who have need to know such information in connection with this Agreement.

        29. Area of Non-Competition. Seller agrees not to compete with Purchaser in an area which shall be the leasehold premises of the Leases. In this regard, Seller agrees that Seller, its employees, agents, servants, or companies controlled by Seller, in common control with Seller, or with whom Seller is affiliated, shall not acquire, for so long as a Lease is held in force and effect by its terms, and for a period of three years thereafter, any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas, which cover any lands within the restricted area.

        30. Area of Mutual Interest. The Parties agree that an area which shall extend outward from the boundaries of each of the Leases for a distance of 5,280 feet shall be an area of mutual interest between the Parties for a period of seven years from the date of Closing under this Agreement. If any Party should hereafter during the period of mutual interest acquire any oil and gas leases, any mineral interest, royalty interest, overriding royalty interest, or any farmout agreement, or other agreement permitting the right to explore for and produce oil and/or gas,


PURCHASE AND SALE AGREEMENT - PAGE 24
covering any lands within the area of mutual interest, then the acquiring Party shall notify the non-acquiring Party, and shall deliver to the non-acquiring Party (i) copies of the documents by which the acquiring Party acquired the particular interest, and copies of all title information in the possession or control of the acquiring party relating to the particular interest, and (ii) copies of checks or other documents evidencing the actual costs to third parties incurred by the acquiring Party in its acquisition of the particular interest. For a period of thirty days following the receipt of such information the non-acquiring Party shall have the option to acquire an undivided fifty percent (50%) of the particular interest for which the non-acquiring Party has received notice. If the non-acquiring Party shall timely give such notice, closing shall thereafter occur within ten days in the office of the acquiring Party, or at such other location to which the Parties may mutually agreed. At closing the acquiring Party shall deliver to the non-acquiring Party an assignment, deed or other appropriate conveyance, properly executed in recordable form, conveying an undivided one-half of the particular interest, and the non-acquiring Party shall deliver to the acquiring Party one-half of the actual costs to third parties incurred by the acquiring Party in the acquisition of the particular interest. The failure of the non-acquiring Party to respond within the thirty day period shall be deemed an election by the non-acquiring Party not to acquire any share of the particular interest having been acquired by the acquiring Party.

        31. Miscellaneous.

               (a) If any term or provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable term or provision, there shall be added automatically to this Agreement a legal, valid, and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, or unenforceable;

               (b) Either Seller or Purchaser shall have the right to waive any requirement contained in this Agreement, which is intended for the waiving Party's benefit, but except as otherwise specifically provided herein, such waiver shall be effective only if in writing and executed by the Party for whose benefit such requirement is intended; provided however, that any such waiver shall not be construed as a waiver of any other benefit accruing to the waiving Party hereunder;

               (c) The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand or limit the meaning of the language of this Agreement;

               (d) Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires;

               (e) Seller agrees that, on or before the Closing, it will not carry on any negotiations with any third party, for the sale or transfer of the Property, without the prior written consent of Purchaser. Thereafter, Seller may negotiate with third parties if this Agreement has been terminated;

               (f) THIS AGREEMENT AND ALL OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS;

               (g) This Agreement embodies the entire agreement between Seller and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral;

               (h) Except as otherwise specifically provided herein, this Agreement may not be amended except by an agreement in writing executed by both Seller and Purchaser;

               (i) This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors, and assigns. It is expressly


PURCHASE AND SALE AGREEMENT - PAGE 25
        understood and agreed that Purchaser's rights under this Agreement may not be assigned prior to Closing. Provided however, any interest acquired hereunder shall be freely assignable by Purchaser after Closing;

               (j) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument;

               (k) In addition to the acts and deeds recited herein and contemplated to be performed, both Seller and Purchaser hereby agree to perform, execute, and/or deliver at and after Closing any and all such further reasonable acts, deeds, and assurances as may be reasonably required to consummate the transactions contemplated by this Agreement;

               (l) This Agreement supersedes any and all other agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to said matter. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding;

               (m) In the event of any dispute occurring under this Agreement, the prevailing Party shall be entitled to be reimbursed by the other Party for its reasonable and necessary attorney's fees;

               (n) Any failure by either Party to insist, or any election by either Party not to insist, upon strict performance by the other Party of any of the terms, provisions, or conditions of this Agreement shall not be deemed to be a waiver of the same or of any other term, provision, or condition hereof, and either Party may at any time or times thereafter insist upon strict performance by the other Party of any and all of such terms, provisions, and conditions. No waiver by either Party of any right, remedy, power, or privilege hereunder shall be construed as a waiver of, or operate to impair, any subsequent right, remedy, power, or privilege nor shall any single or partial exercise of any such right, remedy, power, or privilege exhaust the same or preclude other or further exercise thereof.

               (o) All covenants, representations, and indemnities set forth herein shall survive closing, subject to any agreed periods of limitation as may be set forth herein.

        EXECUTED as of the 5th day of February, 1997.

WITNESSES:                              SELLERS:

                                        D & R PETROLEUM, INC.,
                                        a Louisiana corporation


____________________________________    By:    ______________________________
                                               DAVID ROBERTSON, PRESIDENT

____________________________________

                                        BLACK GOLD PRODUCTION SERVICES,
                                        INC., a Louisiana corporation


____________________________________    By:    ______________________________
                                               DAVID ROBERTSON, PRESIDENT

____________________________________



PURCHASE AND SALE AGREEMENT - PAGE 26

____________________________________    _____________________________________
                                        DAVID ROBERTSON

____________________________________



____________________________________    _____________________________________
                                        RHODA ROBERTSON

____________________________________

                                        PURCHASER:

                                        CORRIDA RESOURCES, INC.,
                                        a Nevada corporation


____________________________________    By:    ______________________________
                                               ROBERT P. LINDSAY, VICE PRESIDENT

____________________________________


                                        ACKNOWLEDGMENTS


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

        On this the 5th day of February, 1997, before me appeared DAVID ROBERTSON, to me personally known, who, being duly sworn, did say that he is the President of D & R PETROLEUM, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that DAVID ROBERTSON acknowledged said instrument to be the free act and deed of such corporation.


                                            ____________________________________
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

        On this the 5th day of February, 1997, before me appeared DAVID ROBERTSON, to me personally known, who, being duly sworn, did say that he is the President of BLACK GOLD PRODUCTION SERVICES, INC., a Louisiana corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that DAVID ROBERTSON acknowledged said instrument to be the free act and deed of such corporation.


                                            ____________________________________
                                            Notary Public, State of Louisiana



PURCHASE AND SALE AGREEMENT - PAGE 27

STATE OF LOUISIANA
PARISH OF TANGIPAHOA

        On this the 5th day of February, 1997, before me appeared DAVID ROBERTSON, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                            ____________________________________
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

        On this the 5th day of February, 1997, before me appeared RHODA ROBERTSON to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                            ____________________________________
                                            Notary Public, State of Louisiana


STATE OF LOUISIANA
PARISH OF TANGIPAHOA

        On this the 5th day of February, 1997, before me appeared ROBERT P. LINDSAY, to me personally known, who, being duly sworn, did say that he is the Vice President of CORRIDA RESOURCES, INC., a Nevada corporation, and that the foregoing instrument was signed by him on behalf of such entity, with necessary authority, and that ROBERT P. LINDSAY acknowledged said instrument to be the free act and deed of such corporation.


                                            ____________________________________
                                            Notary Public, State of Louisiana


PURCHASE AND SALE AGREEMENT - PAGE 28

                              SCHEDULE OF EXHIBITS


Exhibit "A"    Recital I, Page 1    Description of the Lease

               Recital VII, Page 2  Description of WI and NRI

               Par. 6(f), Page 7    First rights of refusal, consents, authorizations, preferentials rights, options

               Par. 6(j), Page 8    Encumbrances, liens, mortgages

               Par. 6(k), Page 8    Restriction, reservation, reversionary interest, drilling or development obligation, or other material obligation

               Par. 6(m), Page 8    Restriction, reservation, reversionary interest, drilling or development obligation

               Par. 6(p), Page 9    Existing Operating Agreements

               Par. 6(aa), Page 10  Wells obligated to be plugged and abandoned by law or by contract

Exhibit "B"    Recital III, Page 2  Description of Equipment

Exhibit "C"    Par. 2(c), Page 3    Form of Promissory Note

Exhibit "C-2"  Par. 2(d), Page 3    Form of Promissory Note

Exhibit "D"    Par. 3(b), Page 3    Form of Assignment and Bill of Sale

Exhibit "E"    Par. 20, Page 16     Schedule of other sellers under other Purchase and Sale
                                    Agreements

Exhibit "F"    Par. 24(b), Page 20  Plat of lands covered by Seagull Farmout #2

Exhibit "G"    Par. 25, Page 21     Operating Agreement governing Seller and Purchaser as to
                                    joint operations in the East Nancy Field and the Waskom
                                    Field


PURCHASE AND SALE AGREEMENT - PAGE 29